Exhibit 10.7
Execution Copy
AMENDMENT No. 1
          AMENDMENT No. 1 dated as of April 16, 2010 (this “Amendment”), among INTERNATIONAL LEASE FINANCE CORPORATION (the “Company”); each of the financial institutions listed on the signature pages hereof (individually, a “Bank” and, collectively, the “Banks”, together with their respective successors and assigns); and CITICORP USA, INC. (herein, in its individual corporate capacity, together with its successors and assigns called “CUSA”), as administrative agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the “Agent”).
          1. The Company, the Banks and CUSA, as administrative agent, are parties to a Five-Year Revolving Credit Agreement dated as of October 13, 2006 (the “Credit Agreement”) providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $2,500,000,000.
          2. The Company desires to extend the Termination Date under the Credit Agreement and to designate each Bank that agrees to exchange its Commitment existing immediately prior to the Amendment Effective Date (as hereinafter defined) for a new commitment with an extended Termination Date (such exchanged commitment being a “2012 Commitment” and each such Bank doing such an exchange, a “2012 Bank”).
          3. Each Bank that executes and delivers this Amendment as a 2012 Bank shall agree, as of the Amendment Effective Date (as hereinafter defined), to extend, as of the Collateral Value Effective Date (as hereinafter defined), the Termination Date of its existing Commitment by one year to October 13, 2012 subject to the terms and conditions as set forth herein.
          4. Each Bank that does not extend its Termination Date shall, upon the Amendment Effective Date become a 2011 Bank, the existing Commitments of which shall have a Termination Date of October 13, 2011, and all other rights and obligations of such 2011 Bank in effect prior to the Amendment Effective Date with respect to its existing Commitment and Loans shall, upon and after the occurrence of the Amendment Effective Date, remain unchanged and as in effect immediately prior to the Amendment Effective Date.
          5. The Company has requested that the Credit Agreement be amended in certain respects to give effect to the changes described above and as may otherwise be agreed in accordance with the terms hereof.
          6. Accordingly, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 herein, the Credit Agreement is amended as follows:
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          2.01. The following definitions set forth in Section 1.2 of the Credit Agreement are amended to read in their entirety as follows:
     “Aggregate Commitment” means, at any date of determination, the aggregate amount of the 2011 Commitments of all 2011 Banks at such date plus the Aggregate 2012 Commitments at such date.
     “Bank” see Preamble to this Agreement; a Bank is either a 2011 Bank or a 2012 Bank.
     “Bid Loan” means a 2011 Bid Loan or a 2012 Bid Loan.
     “Bid Note” means a 2011 Bid Note or a 2012 Bid Note.
     “Commitment” means the Banks’ commitments to make Committed Loans hereunder; and “Commitment” as to any Bank means its 2011 Commitment or 2012 Commitment, as applicable.
     “Committed Loan” means a 2011 Committed Loan or a 2012 Committed Loan.
     “Committed Note” means a 2011 Committed Note or 2012 Committed Note.
     “Wholly-owned Subsidiary” means any Person of which or in which the Company and its other Wholly-owned Subsidiaries own directly or indirectly 100% of:
     (a) the issued and outstanding shares of stock,
     (b) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity, or
     (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization
     (except in the case of each clause (a), (b) or (c), to the extent of the Local Requirements Exception).
               2.02. The following new definitions are inserted in Section 1.2 of the Credit Agreement in proper alphabetical order:
     “2011 Bank” means a Bank with a 2011 Commitment.
     “2011 Bid Loan” means a Loan in Dollars that is an Absolute Rate Loan or a LIBOR Rate Loan made by a 2011 Bank pursuant to Section 2.
     “2011 Bid Note” means a promissory note of the Company, in substantially the form of Exhibit D-1, duly completed, evidencing 2011 Bid
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Loans to the Company, as such note may be amended, modified or supplemented or supplanted pursuant to Section 13.4.1 from time to time.
     “2011 Commitment” as to any Bank means the amount set forth opposite its name on Schedule I under the caption “2011 Commitment” (as reduced in accordance with Section 5.1, Section 5.3 or Section 13.8, or as periodically revised in accordance with Section 13.4 or Section 13.8).
     “2011 Committed Loan” means a Loan in Dollars that is a Base Rate Loan or a LIBOR Rate Loan made by a 2011 Bank pursuant to Section 3.
     “2011 Committed Note” means a promissory note of the Company, in substantially the form of Exhibit E-1, duly completed, evidencing 2011 Committed Loans to the Company, as such note may be amended, modified or supplemented or supplanted pursuant to Section 13.4.1 from time to time.
     “2012 Additional Extension Fee” — see Section 13.8(a).
     “2012 Amendment Fee” — see Section 13.8(a).
     “2012 Bank” means a Bank with a 2012 Commitment.
     “2012 Bid Loan” means a Loan in Dollars that is an Absolute Rate Loan or a LIBOR Rate Loan made by a 2012 Bank pursuant to Section 2.
     “2012 Bid Note” means a promissory note of the Company, in substantially the form of Exhibit D-2, duly completed, evidencing 2012 Bid Loans to the Company, as such note may be amended, modified or supplemented or supplanted pursuant to Section 13.4.1 from time to time.
     “2012 Commitment” as to any Bank means the amount set forth opposite its name on Schedule I under the caption “2012 Commitment” (as reduced in accordance with Section 5.1, Section 5.3 or Section 13.8, or as periodically revised in accordance with Section 13.4 or Section 13.8).
     “2012 Committed Loan” means a Loan in Dollars that is a Base Rate Loan or a LIBOR Rate Loan made by a 2012 Bank pursuant to Section 3.
     “2012 Committed Note” means a promissory note of the Company, in substantially the form of Exhibit E-2, duly completed, evidencing 2012 Committed Loans to the Company, as such note may be amended, modified or supplemented or supplanted pursuant to Section 13.4.1 from time to time.
     “Aggregate 2012 Commitments” means, as of any date of determination, the aggregate amount of the 2012 Commitments of all 2012 Banks at such date.
     “Aggregate Collateral Value” means, at any time, the sum of the Aircraft Values of the Eligible Aircraft Owned by the Pledged SPEs plus, prior to the
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earlier of the final Determination Date and the Collateral Value Effective Date, the aggregate amount of the Cash Collateral at such time.
     “Aircraft” means at any time, the aircraft set forth on Schedule IV hereto, as supplemented or amended from time to time by the Company with the consent of the Required Secured Parties, together with the aircraft and engine manuals, records and other technical documents delivered or to be delivered in connection therewith, including with respect to Aircraft added to Schedule IV pursuant to the following proviso: provided that the Company shall be entitled to supplement or amend Schedule IV hereto with the consent of the Agent in its reasonable discretion to add Aircraft (i) in the event that any Aircraft are removed from Schedule IV, including as a result of a sale, transfer or other disposition of such Aircraft or as a result of an Event of Loss (any such Aircraft, a “Removed Aircraft”), so long as the Aircraft added to Schedule IV is the same type and model of Aircraft as the Removed Aircraft, is not older than the Removed Aircraft and is subject to a lease that terminates or expires on a date after the date of termination or expiration of the lease for the Removed Aircraft, or (ii) in the event that the Aircraft Value of the Aircraft in the aggregate has declined as set forth in Appraisal Reports of three Appraisers dated no earlier than six months prior to the date of determination, so long as the Aircraft added to Schedule IV is not older than the average age of the Aircraft set forth on Schedule IV prior to such addition, is a model and type of Aircraft that is the same as any Aircraft set forth on Schedule IV prior to such addition, has an Aircraft Value based on Appraisal Reports of the three Appraisers delivered to the Agent at least 10 Business Days prior to such proposed date of amendment or supplement to Schedule IV, and is subject to a lease with a scheduled lease term greater than or equal to the average scheduled lease term of the Aircraft set forth on Schedule IV prior to such addition.
     “Aircraft Value” means, at any time, with respect to any Aircraft, the Current Market Value, determined by taking the average of the three appraised values as reflected in the Appraisal Reports then most recently delivered to the Agent with respect to such Aircraft, including pursuant to Section 9.17, 9.18(a), 9.18(c) or 9.19.
     “Amendment Effective Date” means April 16, 2010.
     “Amendment No. 1” means Amendment No. 1 to this Agreement dated as of April 16, 2010.
     “Appraisal Date” means each six-month anniversary of the Initial Appraisal Date on which new Appraisal Reports are required to be delivered to the Agent pursuant to the terms hereof.
     “Appraisal Report” means, with respect to any Aircraft, a “desktop” appraisal conducted by one of the three Appraisers, which appraisal assumes that such Aircraft is in “half-time” remaining maintenance condition life, and shall
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include the “Initial Appraisal Reports” and shall not be conducted earlier than 30 days prior to any required date of delivery hereunder.
     “Appraisers” means each of AVITAS, Inc., Aircraft Information Services, Inc. and Aviation Specialist Group, and any other appraisal firms selected and retained by the Company and approved by the Agent.
     “Cape Town Convention” means, collectively, the Convention and the Protocol, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case using the English language version).
     “Cape Town Filings” means filings with the International Registry under the Cape Town Convention to evidence a Pledged SPE’s or Intermediate Lessee’s, as applicable, title to or interest in the objects and related leases in Eligible Aircraft in which such Pledged SPE or Intermediate Lessee, as applicable, has an International Interest (as defined in the Cape Town Convention).
     “Cash Collateralize” means to deposit cash into the Holdco I Cash Collateral Account as collateral for 2012 Committed Loans, and “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral.
     “Collateral” — see the Security and Guarantee Agreement.
     “Collateral Documents” means the Security and Guarantee Agreement, the Irish Share Charge, each of the collateral documents, instruments and supplements delivered pursuant to Section 9.21, and each other agreement to which the Company or a Guarantor is a party that creates or purports to create a Lien in favor of the Agent for the benefit of the Secured Parties.
     “Collateral Value Effective Date” means the first date on which the Aggregate Collateral Value is equal to or greater than the Required Collateral Amount.
     “Convention” means the Convention on International Interests in Mobile Equipment signed in Cape Town, South Africa on November 16, 2001.
     “Current Market Value” means, with respect to any Aircraft, the amount, expressed in Dollars, that may reasonably be expected for property exchanged between a willing buyer and a willing seller with equity to both, neither under any compulsion to buy or sell and both fully aware of all relevant, reasonably ascertainable facts.
     “Determination Date” means, each of the sixth, ninth and twelfth month anniversary of the Amendment Effective Date.
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     “Eligible Aircraft” means, as of any date of determination, the Aircraft set forth on Schedule 9.18 hereof as of such date, as such Schedule is supplemented or amended from time to time by the Company (including, without limitation, any such Replacement Aircraft), in each case (x) which is Owned by a Pledged SPE and (y) with respect to which, the Company and each applicable Guarantor shall have made all related filings and taken all other actions necessary to create a valid and perfected first priority lien and security interest in the Equity Interests of such Pledged SPE in favor of the Agent, on behalf of the Secured Parties, under New York law, securing the Secured Obligations, free and clear of all other Liens, other than Permitted Collateral Liens.
     “Equity Interests” — see Security and Guarantee Agreement.
     “Event of Loss” means, with respect to any Eligible Aircraft, (a) if the same is subject to a Lease, a “Total Loss,” “Casualty Occurrence” or “Event of Loss” or the like (however so defined in the applicable Lease); or (b) if the same is not subject to a Lease, (i) its actual, constructive, compromised, arranged or agreed total loss, (ii) its destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever, (iii) requisition for title, confiscation, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a confiscation, compulsory acquisition or seizure or requisition for hire for a consecutive period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority in each case other than by the United States or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of 180 consecutive days or longer. An Event of Loss with respect to any Eligible Aircraft shall be deemed to occur on the date on which such Event of Loss is deemed pursuant to the relevant Lease to have occurred or, if such Lease does not so deem or if the relevant Eligible Aircraft is not subject to a Lease, (A) in the case of an actual total loss or destruction, damage beyond repair or being rendered permanently unfit, the date on which such loss, destruction, damage or rendering occurs (or, if the date of loss or destruction is not known, the date on which the relevant Eligible Aircraft was last heard of); (B) in the case of a constructive, compromised, arranged or agreed total loss, the earlier of (1) the date 30 days after the date on which notice claiming such total loss is issued to the insurers or brokers and (2) the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition of title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of such requisition); or (E) in the case of clause (iv) above, the final day of the period of 180 consecutive days referred to therein.
     “Existing 2010 Credit Agreement” means that certain $2,000,000,000 Five-Year Revolving Credit Agreement dated as of October 14, 2005, among the
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Company, certain financial institutions party thereto and Citicorp USA, Inc., as administrative agent thereunder.
“FAA Filings” means filings with the Federal Aviation Administration of the United States to evidence a Pledged SPE’s or Intermediate Lessee’s, as applicable, title to or interest in the objects and related leases in Eligible Aircraft registered in the United States.
“Guarantor” means Holdco I and each Parent Holdco, in each case, that executes and delivers the Security and Guarantee Agreement.
“Holdco I” means Flying Fortress Inc., a California corporation and direct Wholly-owned Subsidiary of the Company.
“Holdco I Cash Collateral Account” — see the Security and Guarantee Agreement.
“Initial Appraisal Reports” means the Appraisal Reports dated on or about the Initial Appraisal Date and provided to the Agent prior to the Amendment Effective Date.
“Initial Appraisal Date” means March 31, 2010.
“Intermediate Lessee” — see the Security and Guarantee Agreement.
“International Registry” has the meaning given to it in the Cape Town Convention.
“Irish Share Charge” means the Share Charge, dated as of the Amendment Effective Date, between Holdco I and the Agent, as amended, supplemented or otherwise modified from time to time.
“Lease” means a lease agreement relating to any Eligible Aircraft, in each case together with all schedules, supplements and amendments thereto and each other document, agreement and instrument related thereto.
“Leasing Company Practice” means, in relation to an Aircraft and any particular issue or matter, the customary commercial practice of the Company, having regard to the customary commercial practice that the Company applies under similar circumstances in respect of other aircraft owned by it or its Affiliates and not an Eligible Aircraft, as such practice may be required to be adjusted by the requirements of this Agreement and the other Loan Documents, including the requirements in respect of Collateral.
“Loan Documents” means this Agreement, the Notes and the Collateral Documents.
“Loan Party” means the Company, Holdco I and each Parent Holdco.
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“Local Requirements Exception” means an exception for Equity Interests or title to an Aircraft held by directors, trustees, nominees, conditional vendors or similar persons under similar arrangements solely in order to meet local nationality or other local requirements regarding registration or ownership of aircraft or to minimize the impact of any Taxes on the Company or a lessee of such Aircraft and which do not, or could not reasonably be expected to, have a material adverse effect on the Collateral or any part thereof or the security interest of the Agent, it being understood that all of the Equity Interests of each Parent Holdco, each Pledged SPE and each Intermediate Lessee will be pledged to the Agent, except for the foregoing which in any event shall be de minimis in nature.
“Minimum Required Collateral Amount” means, with respect to a Determination Date, Eligible Aircraft with an Aircraft Value (as determined (x) in the case of the first Determination Date, pursuant to the Initial Appraisal Reports and (y) in the case of the other Determination Dates, pursuant to the Appraisal Reports most recently delivered pursuant to Section 9.17) on such Determination Date equal to (i) in the case of the first Determination Date, not less than 33.33% of the Required Collateral Amount, (ii) in the case of the second Determination Date, not less than 66.66% of the Required Collateral Amount and (iii) in the case of the third Determination Date, not less than 100% of the Required Collateral Amount.
“Other Term Loans” — see Section 9.14(n).
“Own” means, with respect to any Aircraft, to hold legal and sole ownership of such Aircraft directly or to hold 100% of the beneficial ownership of such Aircraft through a trust, conditional sale or similar arrangement holding title to such Aircraft; provided that, in the case of an Aircraft registered in Japan, “Own”, and reference herein to a Pledged SPE holding title to an Aircraft shall mean the holding of the right to acquire (for a nominal sum) title to such Aircraft as a conditional vendee. The terms “Ownership” and “Owned by” have a correlative meaning.
“Parent Holdco” means a direct Wholly-owned Subsidiary of Holdco I, all of whose outstanding Equity Interests, pursuant to the Collateral Documents, is subject to a first priority perfected Lien and security interest in favor of the Agent for the benefit of the Secured Parties, free and clear of all other Liens other than Permitted Collateral Liens.
“Permitted Collateral Liens” means:
(a) Liens of the type specified in clauses (e) and (k) of Section 9.14;
(b) any Lien in respect of any Aircraft for any fees or charges of any airport or air navigation authority arising by statute or operation of law if (i) the payments for such fees or charges are not yet due or payable or (ii) such fees or charges are being disputed in good faith or contested in good faith by appropriate
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proceedings and reserves required by generally accepted accounting principles in the United States of America have been made therefor;
(c) any Lien created in favor of the Agent, for the benefit of the Secured Parties, pursuant to the Collateral Documents;
(d) any Lien affecting any Aircraft (other than a Lien for Taxes) arising out of judgments or awards against any Loan Party, any Pledged SPE or any Intermediate Lessee with respect to which at the time the period to file an appeal has not expired or an appeal is being presented in good faith and with respect to which within sixty (60) days thereafter there shall have been secured a stay of execution pending such appeal, and then only for the period of such stay, and reserves required in accordance with generally accepted accounting principles in the United States of America have been made therefor; provided that, in any case, no Event of Default has occurred and is continuing;
(e) any permitted lien or encumbrance, as defined under any lease of an Aircraft, in respect of such Aircraft (other than Liens or encumbrances created by any Loan Party except as described in this definition);
(f) the respective rights of a Loan Party, Pledged SPE or Intermediate Lessee and the lessee or any third party that owns or leases equipment installed on an Aircraft under any lease relating to an Aircraft, including any assignment of the relevant warranties relating to an Aircraft (including restrictions on the Loan Party’s, Pledged SPE’s or Intermediate Lessee’s right to grant a lien on or to transfer the applicable lease or Aircraft) (and the rights of any sublessee under any permitted sublease relating to such lease) and the documents related thereto;
(g) the rights of insurers meeting the requirements of Section 4.01(f) of the Security and Guarantee Agreement in respect of an Aircraft, subject to insurance policies having been entered into in the ordinary course of business and according to commercially reasonable terms;
(h) the interests of a voting or owner trustee, as applicable, or of a lessee in connection with the relevant Lease;
(i) any Lien bonded against by any Loan Party, Pledged SPE or Intermediate Lessee, any lessee, or other similar third party security (which does not itself result in a Lien on an Aircraft or any part thereof), provided that, any such bonding or other similar third party security as against any lessee is first approved by the Agent, acting reasonably;
(j) pledges of any aircraft (other than any Eligible Aircraft) owned by the Company or its Subsidiaries or deposits required under a lease relating to an Aircraft to secure payment obligations of the applicable Loan Party, Pledged SPE or Intermediate Lessee under such lease;
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(k) any Lien in respect of any Aircraft resulting directly from any act or omission of a lessee or sub-lessee of an Aircraft, or of any Person claiming by or through a lessee or a sub-lessee of an Aircraft, or of any Person which has possession of an Aircraft or any engine for the purpose of repairs, maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of an Aircraft; provided that (i) no Loan Party consents to or has consented to any such event, and (ii) the Company or the Pledged SPE which is the lessor or title holder of such Aircraft promptly and diligently takes such commercially reasonable actions in accordance with Leasing Company Practice in respect of such event; and
(l) any head lease, lease, conditional sale agreement or purchase option granted by a lessor or owner as to the purchase of the related Aircraft under or in respect of any lease relating to such Aircraft (including to an Affiliate of the lessee of such Aircraft) existing on the date of acquisition of such Aircraft by a Loan Party or thereafter granted in accordance with Leasing Company Practice.
“Pledged SPE” means a direct Wholly-owned Subsidiary of a Parent Holdco, all of whose outstanding Equity Interests, pursuant to the Security and Guarantee Agreement, are subject to a first priority perfected Lien and security interest in favor of the Agent for the benefit of the Secured Parties, free and clear of all other Liens other than Permitted Collateral Liens, with respect to which the Agent has received certified copies of its constitutive documents and with respect to the Pledged SPEs formed after the Amendment Effective Date, which constitutive documents shall be in form and substance substantially similar to the constituent documents of the SPEs existing on the Amendment Effective Date, or in the case of trusts, substantially similar to the forms of trust agreements received by the Agent on or prior to the Amendment Effective Date, except as required by the law of the jurisdiction of organization of such SPE or as otherwise approved by the Agent in its reasonable discretion.
“Protocol” means the Protocol to the Convention on Matters Specific to Aircraft Equipment, as in effect in any applicable jurisdiction from time to time.
“Replacement Aircraft” means any Aircraft Owned by a Pledged SPE and which shall have been added after the Amendment Effective Date to Schedule 9.18 hereto pursuant to Section 9.18(c) or Section 9.19.
“Required Collateral Amount” means, at any time, an amount equal to the product of the aggregate principal amount of the 2012 Committed Loans outstanding as of such date of determination multiplied by a fraction the numerator of which is 4 and the denominator of which is 3.
“Required Collateral Determination Certificate” means a certificate of an Authorized Officer in substantially the form of Exhibit M attached hereto.
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“Required Collateral Determination Date” means each of (a) the last day of each fiscal quarter beginning with the first fiscal quarter ending after the Collateral Value Effective Date, (b) the date of removal of any Eligible Aircraft or a Pledged SPE or substitution of a Replacement Aircraft for an Eligible Aircraft or an SPE for a Pledged SPE, in each case pursuant to Section 9.18(c), and (c) in the case of the occurrence of an Event of Loss, the date of any supplement to Schedule 9.18 delivered pursuant to Section 9.19 hereof.
“Required Secured Parties” means 2012 Banks holding in the aggregate more than 50% of 2012 Committed Loans held by the 2012 Banks at such time.
“Secured Obligations” — see the Security and Guarantee Agreement.
“Secured Parties” means the Agent and the 2012 Banks.
“Security and Guarantee Agreement” means the Security and Guarantee Agreement dated as of the Amendment Effective Date among the Agent and the Guarantors, substantially in the form attached as Exhibit K hereto, pursuant to which a first priority lien and security interest in the Collateral shall have been granted to the Agent for the benefit of the Secured Parties and the Guarantors shall have guaranteed all Guaranteed Obligations (as defined therein), together with each other security agreement and security agreement supplement delivered pursuant thereto, as such agreement may be amended, supplemented or otherwise modified from time to time.
“Security Opinions” means (a) with respect to the Amendment Effective Date, (i) an opinion of the in-house counsel of the Company, in the form attached as Exhibit L-1 hereto, (ii) an opinion of O’Melveny & Myers LLP, special counsel to the Loan Parties, in the form attached as Exhibit L-2 hereto and (iii) opinions of counsel in each applicable jurisdiction of a Loan Party, in each case, in form and substance reasonably satisfactory to the Agent and (b) after the Amendment Effective Date, opinions of counsel in each applicable jurisdiction of a Loan Party in form and substance reasonably satisfactory to the Agent.
“SPE” means a special purpose, direct Wholly-owned Subsidiary of a Parent Holdco, which for purposes of clarification may be a trust.
          2.03. The defined term “Termination Date” in Section 1.2 is amended by restating clause (i) therein in its entirety with the following:
     “(i) with respect to (x) any 2011 Bank, October 13, 2011 and (y) any 2012 Bank, October 13, 2012 or such later date as may be agreed to by such 2012 Bank pursuant to Section 13.8, or if such day is not a Business Day, the next preceding Business Day,”.
          2.04. Section 2.1 of the Credit Agreement is amended by deleting the words “the date which is the fourteenth day preceding such Bank’s Termination Date” and substituting therefor the words “the Amendment Effective Date”.
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          2.05. Section 3.1 of the Credit Agreement is amended as follows:
(a) Section 3.1 is amended by deleting the words “such Bank’s Termination Date” and substituting therefor the words “the Amendment Effective Date”.
(b) The proviso in Section 3.1 is amended in its entirety to read as follows:
“provided that (a) (x) the aggregate principal amount of all outstanding 2012 Committed Loans of any 2012 Bank shall not at any time exceed the amount set forth opposite such 2012 Bank’s name on Schedule I under the caption “2012 Commitment” (as reduced in accordance with Section 5.1, Section 5.3, Section 13.4 or Section 13.8) and (y) the aggregate principal amount of all outstanding 2011 Committed Loans of any 2011 Bank shall not at any time exceed the amount set forth opposite such 2011 Bank’s name on Schedule I under the caption “2011 Commitment” (as reduced in accordance with Section 5.1, Section 5.3, Section 13.4 or Section 13.8), (b) (x) the aggregate principal amount of all outstanding 2012 Committed Loans of all 2012 Banks plus the aggregate principal amount of all outstanding 2012 Bid Loans of all 2012 Banks shall not at any time exceed the then Aggregate 2012 Commitments and (y) the aggregate principal amount of all outstanding 2011 Committed Loans of all 2011 Banks plus the aggregate principal amount of all outstanding 2011 Bid Loans of all 2011 Banks shall not at any time exceed the then aggregate 2011 Commitments of all 2011 Banks and (c) the aggregate principal amount of all outstanding Committed Loans of all Banks plus the aggregate principal amount of all outstanding Bid Loans of all Banks shall not at any time exceed the then Aggregate Commitments.”
          2.06. Section 3.3 of the Credit Agreement is amended and restated in its entirety to read as follows:
          “Each Committed Loan made by a Bank shall mature on the Termination Date for such Bank.”
          2.07. Section 5 of the Credit Agreement is amended by adding a new Section 5.3 to read as follows:
“Section 5.3. Mandatory Termination and Reduction of Commitments. On and after the Amendment Effective Date, the Company shall, upon the repayment or prepayment of any Loan of any Bank, permanently reduce the Commitment of each such Bank in accordance with its respective Percentage of an aggregate principal amount of such payment or prepayment and upon each such repayment or prepayment by the Company, such reduction shall be effective without further action by the Company. The Company hereby expressly authorizes the Agent to make, upon any such payment or prepayment, such changes to Schedule I hereto to give effect to the foregoing.”
          2.08. Section 6.2(b) of the Credit Agreement is amended by (i) inserting after the words “application of offset or otherwise” in the first parenthetical therein the words “, but excluding Collateral or any proceeds thereof” and (ii) inserting after the words “or pursuant to
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Section 13.8” in the second parenthetical therein the words “or of Collateral or any proceeds thereof”.
          2.09. Section 6.2(c) of the Credit Agreement is amended by (i) inserting after the words “application of offset or otherwise” in the first parenthetical therein the words “, but excluding Collateral or any proceeds thereof” and (ii) inserting after the words “or Section 13.8” in the second parenthetical therein the words “or of Collateral or any proceeds thereof”.
          2.10. Section 8.2 of the Credit Agreement is amended by deleting the words appearing immediately prior to the phrase “(a)” therein and substituting therefor the following:
“The execution and delivery by the Company of this Agreement, the Notes and from and after the Amendment Effective Date, each other Loan Document, the borrowings hereunder and the performance by the Company of its obligations under this Agreement and each other Loan Document”.
          2.11. Section 8.3 of the Credit Agreement is amended by deleting the words “and the Notes (if any)” therein and substituting therefor the words “the Notes (if any) and, from and after the Amendment Effective Date, each other Loan Document”
          2.12. Section 8 of the Credit Agreement is amended by adding the following new subsection 8.15:
     “Section 8.15. Perfection, Ownership, Etc. (a) On each Determination Date and on the Collateral Value Effective Date, all filings and other actions necessary to perfect and protect the security interest in the Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect under the laws of the United States and any State thereof and in the case of each Parent Holdco not organized under the laws of the United States, under the laws of jurisdiction in which such Parent Holdco is organized or any applicable political subdivision or agency thereof, and the Collateral Documents create in favor of the Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected security interest in such Collateral, securing the payment of the Secured Obligations, under the laws of the United States and any State thereof and in the case of each Parent Holdco not organized under the laws of the United States, under the laws of jurisdiction in which such Parent Holdco is organized or any applicable political subdivision or agency thereof and all filings and other actions necessary to perfect and protect such security interest have been duly taken under the laws of the United States and any State thereof and in the case of each Parent Holdco not organized under the laws of the United States, under the laws of jurisdiction in which such Parent Holdco is organized or any applicable political subdivision or agency thereof (it being understood that the foregoing shall only be applicable to the Pledged SPEs and Intermediate Lessees that have been formed and which hold title to, or lease, as applicable, an Eligible Aircraft on or prior to such date). Each Loan Party is the legal and beneficial owner of the Collateral free and clear of any Lien, except
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for the liens and security interests created under the Loan Documents and Permitted Collateral Liens.
     (b) On each Determination Date and on the Collateral Value Effective Date, all Cape Town Filings, FAA Filings and any other actions required to establish the title, or interest, as applicable, held by a Pledged SPE or Intermediate Lessee in accordance with the laws of the country of registration of the applicable Eligible Aircraft included in the determination of the Minimum Required Collateral Amount or Aggregate Collateral Value, as applicable, have been duly made or taken and are in full force and effect.”
          2.13. Section 9.1.3 of the Credit Agreement is amended by (a) inserting the words “including, without limitation, Section 9.18” immediately prior to the period therein and (b) by adding the following new sentence at the end thereof:
     “Not later than ten Business Days after the end of each fiscal quarter, beginning with the first fiscal quarter ending after the Collateral Value Effective Date, a Required Collateral Determination Certificate (i) attaching Schedule 9.18, which sets forth a list of Eligible Aircraft, as amended or supplemented by the Company as of the last day of such fiscal quarter, (ii) setting forth computations of an Aircraft Value with respect to each such Eligible Aircraft based on the Appraisal Reports most recently delivered (or required to be delivered) with respect thereto to the Agent pursuant to Section 9.17, and (iii) demonstrating compliance with Section 9.18(a) as of the last day of such fiscal quarter, and unless previously delivered to the Agent pursuant to Section 9.17, accompanied by such Appraisal Reports.”
          2.14. Section 9.2 of the Credit Agreement is amended by adding at the end thereof the following sentence:
“Notwithstanding anything to the contrary herein, in the event that the only Loans outstanding under this Agreement are 2012 Committed Loans and 2012 Bid Loans, the Company may merge, consolidate with or transfer all or substantially all of its assets to another newly created, Wholly-owned Subsidiary of AIG (any such merger, consolidation or transfer in compliance herewith, including (1) and (2) below, an “AIG Reorganization Transaction”) so long as, (1) such newly created subsidiary has no Indebtedness that would not be permitted under this Agreement prior to any such merger, consolidation or transfer and (2) to the extent the Company is not the resulting or surviving entity, such subsidiary expressly assumes all of the Company’s obligations for the payment or repayment of borrowed money (including deposits and reimbursement obligations arising from drawings pursuant to letters of credit) that are in the form of, or represented by, a bond, note, certificated debt security or other debt security or that are documented by a term loan agreement, revolving loan agreement or similar credit agreement, including for the avoidance of doubt all of the Company’s obligations under this Agreement, which assumption of the Company’s obligations under this Agreement shall be effected pursuant to documentation reasonably satisfactory to
ILFC Amendment No. 1 to 2011 Facility

the Administrative Agent, it being understood that each 2012 Bank, by execution of Amendment No. 1 agrees that any such AIG Reorganization Transaction that complies with clauses (1) and (2) hereof shall be permitted under this Section 9.2 and Sections 11.1.8 and 13.13 hereof without any further consent required from any such Bank.”
          2.15. Section 9.9 of the Credit Agreement is amended by inserting the following immediately prior to the period therein:
“; provided further that, notwithstanding the foregoing, the Company shall not and shall not permit any of its Subsidiaries to (i) make any transfer, sale or other disposition of any Equity Interests in Holdco I other than distributions or dispositions of Equity Interests to the Company, (ii) make any transfer, sale or other disposition of any Equity Interests in any Parent Holdco, Pledged SPE or Intermediate Lessee (other than distributions or dispositions of Equity Interests to Holdco I or the applicable Parent Holdco so long as such distributed Equity Interests are pledged to the Agent pursuant to the Collateral Documents) unless immediately after giving effect to such transfer, sale or disposition (and any simultaneous substitution of any such Pledged SPE with another Pledged SPE) (x) if such transfer, sale or other disposition occurs prior to or on the Collateral Value Effective Date, the Aggregate Collateral Value based on the most recent Appraisal Reports for the Eligible Aircraft held by then Pledged SPEs, on a pro forma basis, equals or exceeds the Minimum Required Collateral Amount at such time, (y) if such transfer, sale or other disposition occurs after the Collateral Value Effective Date, the Aggregate Collateral Value based on the most recent Appraisal Reports for the Eligible Aircraft held by then Pledged SPEs, on a pro forma basis, equals or exceeds the Required Collateral Amount at such time, and (z) solely with respect to a transfer, sale or disposition of Equity Interests in any Parent Holdco, such Parent Holdco does not at such time hold any Equity Interests in any Pledged SPE or Intermediate Lessee except for a Pledged SPE or Intermediate Lessee that does not Own or have any interest in any Eligible Aircraft or a Pledged SPE or Intermediate Lessee that is concurrently disposed of in compliance with the other terms and provisions of this clause (ii) and Section 4.01(d) of the Security Agreement, and (iii) make any transfer, sale or disposition of assets held by the Pledged SPEs or the Intermediate Lessees unless immediately after giving effect to such transfer, sale, lease or disposition (and any simultaneous substitution of Eligible Aircraft) (A) if such transfer, sale or other disposition occurs prior to or on the Collateral Value Effective Date, the Aggregate Collateral Value based on the most recent Appraisal Reports for the Eligible Aircraft held by then Pledged SPEs, on a pro forma basis, equals or exceeds the Minimum Required Collateral Amount at such time and (B) if such transfer, sale or other disposition occurs after the Collateral Value Effective Date, the Aggregate Collateral Value based on the most recent Appraisal Reports for the Eligible Aircraft held by then Pledged SPEs, on a pro forma basis, equals or exceeds the Required Collateral Amount at such time”.
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          2.16. Section 9.12 of the Credit Agreement is amended by adding after the words “preferred stock” in clause (c) therein, the words “or other preferred units or interests”.
          2.17. Section 9.13 of the Credit Agreement is amended by (a) adding after the words “purchase shares” in the first parenthetical therein the words “or other units”, (b) adding after the words “acquire or retire shares” in the fourth line therein the words “or other units”, (c) replacing clauses (i) and (ii) therein with the phrase “an Event of Default has occurred and is continuing”, and (d) adding after the words “preferred stock” in clause (x) therein the words “or other preferred units or interests”.
          2.18. Section 9.14 of the Credit Agreement is amended as follows:
(a) clause (k) therein is replaced in its entirety to read as follows:
“(k) carrier’s, warehouseman’s, hangar keeper’s, mechanic’s, repairer’s, landlord’s and materialmen’s Liens, Liens for Taxes, assessments and other governmental charges and other Liens arising in the ordinary course of business, by operation or law or under customary terms of repair or modification agreements or any engine or parts-pooling arrangements, securing obligations that are not incurred in connection with the obtaining of any advance or credit and which are either not overdue or are being contested in good faith and by appropriate proceedings diligently pursued;”
          (b) existing clause “(l)” is re-designated as a new clause “(n)” and restated in its entirety as follows:
“(n) other Liens securing Indebtedness of the Company or any Subsidiary in an aggregate amount which, together with all other outstanding Indebtedness of the Company and the Subsidiaries secured by Liens not listed in clauses (a) through (m) of this Section 9.14, does not exceed (i) on any date prior to the Collateral Value Effective Date, 12.5% of the Consolidated Tangible Net Assets of the Company as shown on its audited consolidated financial statements as of the end of the fiscal year preceding the date of determination, (ii) on any date after and including the Collateral Value Effective Date, 35% of the Consolidated Tangible Net Assets of the Company as shown on its audited consolidated financial statements as of the end of the fiscal year preceding the date of determination; provided that prior to the Collateral Value Effective Date, the Company may secure additional Indebtedness with Liens permitted by this clause (n)(ii) so long as the net cash proceeds of any such Indebtedness shall be applied (or arrangements reasonably satisfactory to the Agent shall be made to apply such net cash proceeds, it being understood and agreed that such arrangements may include the deposit of such net cash proceeds into an escrow account that is subject to a Lien thereon in favor of the holders of the Existing 2010 Credit Agreement and Other Term Loans or is subject to a Lien in favor of the holders of such additional Indebtedness with such net cash proceeds to be subject to release to repay Indebtedness described in clauses (x) and (y) below upon the satisfaction of collateralization requirements for such additional Indebtedness) to prepay (x)
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Indebtedness existing under the Existing 2010 Credit Agreement and to terminate all commitments thereunder and (y) Indebtedness consisting of term loans of the Company existing on the Amendment Effective Date and held by certain Banks in an aggregate principal amount not to exceed $500,000,000 (the “Other Term Loans”) so long as, in the case of prepayments pursuant to this clause (y), Indebtedness under the Existing 2010 Credit Agreement shall have been prepaid (or shall simultaneously be prepaid) in the aggregate by a principal amount equal to the aggregate principal amount of the Other Term Loans so prepaid;
provided that in no event shall any Lien (including any second priority or junior Lien) permitted under this Section 9.14 attach to or be granted on any Collateral other than Permitted Collateral Liens.”
(c) the following new clauses “(l)” and “(m)” and final paragraph are added:
     “(l) Permitted Collateral Liens;
     (m) Liens securing the Other Term Loans; and”
“Notwithstanding the foregoing, the Company shall not permit any Parent Holdco, Pledged SPE or Intermediate Lessee to create or permit to exist any Lien upon or with respect to any of its properties or assets of any kind, now owned or hereafter acquired, or on any income or profits therefrom except for Permitted Collateral Liens.”
          2.19. Section 9 of the Credit Agreement is further amended by adding the following new subsections 9.16 through 9.25:
     “Section 9.16. Minimum Required Collateral Amount. Not later than ten Business Days after (i) each of first two Determination Dates and (ii) the earlier of the final Determination Date and the Collateral Value Effective Date, deliver to the Agent the following, in the form reasonably satisfactory to the Agent:
     (a) a Required Collateral Determination Certificate (i) attaching Schedule 9.18, which sets forth a list of Eligible Aircraft, as amended or supplemented by the Company as of such Determination Date or the Collateral Value Effective Date, as applicable, (ii) setting forth computations of an Aircraft Value with respect to each such Eligible Aircraft based on the Appraisal Reports most recently delivered (or required to be delivered) with respect thereto to the Agent pursuant to Section 9.17, and (iii) demonstrating that an Aggregate Collateral Value as of such Determination Date or the Collateral Value Effective Date, as applicable, is not less than the Minimum Required Collateral Amount for such Determination Date or Collateral Value Effective Date, as applicable, and unless previously delivered to the Agent pursuant to Section 9.17, accompanied by such Appraisal Reports, together with evidence satisfactory to the Agent that the title to the Eligible Aircraft listed in such Schedule 9.18 is held by the Pledged SPEs, free and clear of Liens other
ILFC Amendment No. 1 to 2011 Facility

than Permitted Collateral Liens which evidence shall include all applicable Cape Town Filings, FAA Filings and any other actions required to establish the title held by such Pledged SPE in accordance with the laws of the country of registration of the applicable Eligible Aircraft if applicable;
     (b) an insurance certificate with respect to the Eligible Aircraft set forth on such Schedule 9.18 demonstrating insurance coverage maintained pursuant to Section 4.01(f) of the Security and Guarantee Agreement; and
     (c) with respect to the earlier of the final Determination Date and the Collateral Value Effective Date only, if requested by the Agent, the Security Opinions.
     Section 9.17. Appraisals. (a) Provide, or cause the Appraisers to provide, Appraisal Reports with respect to the Aircraft Value of the Eligible Aircraft (x) no later than the Appraisal Date (it being understood that such appraisal shall not have been conducted earlier than 30 days prior to the applicable Appraisal Date) or (y) promptly at the request of the Agent, upon the occurrence and during the continuation of an Event of Default and (b) as soon as is available and in any case within ten Business Days after the Appraisal Date, deliver (or cause the Appraisers to deliver) an Appraisal Report in respect of such Eligible Aircraft to the Agent (a copy of which shall be delivered by the Agent to the 2012 Banks); it being understood that the Initial Appraisal Reports shall be used for the purposes of determining the Minimum Required Collateral Amount on the first Determination Date.
     Section 9.18. Loan to Value Ratio.
     (a) Collateral Coverage. After the Collateral Value Effective Date and on each Required Collateral Determination Date, cause, subject to the provisions set forth in this Section 9.18, the Aggregate Collateral Value, as determined pursuant to the Appraisal Reports most recently delivered to the Agent pursuant to Section 9.17, to be equal to or greater than the Required Collateral Amount, it being understood that no Unmatured Event of Default or Event of Default under this Section 9.18(a) shall be deemed to have occurred unless, with respect to a particular Required Collateral Determination Date, the Loan Parties have failed to comply with Section 9.18(b) hereof and also failed to make the prepayment referenced in Section 13.8(a)(iii) with respect thereto.
     (b) Delivery of Additional Pledged SPE Equity Collateral. After the Collateral Value Effective Date, subject to the provisions of Section 9.19 which shall govern in the case of an Event of Loss, if the Aggregate Collateral Value determined in accordance with the Appraisal Reports by the Appraisers most recently delivered to the Agent pursuant to Section 9.17, this Section 9.18(b) and Section 9.19 is less than the Required Collateral Amount, within 65 days (or such longer period of time, up to 25 days, which is reasonably acceptable to the Agent)
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of the delivery to it of a Required Collateral Determination Certificate, which shall be delivered within ten Business Days after the applicable Appraisal Date, designate by a supplement to Schedule 9.18 delivered to the Agent (a copy of which shall be delivered by the Agent to the 2012 Banks) additional Eligible Aircraft with an Aircraft Value, such that, after giving effect to such supplement the Aggregate Collateral Value is not less than the Required Collateral Amount, accompanied by (i) three Appraisal Reports of the Appraisers as to the Aircraft Value of such additional Eligible Aircraft, and (ii) a certificate of an Authorized Officer, demonstrating that (in the case of the foregoing clause (i)) or certifying that (in the case of the foregoing clause (ii)), after giving effect to such supplement the Aggregate Collateral Value is not less than the Required Collateral Amount, it being understood that no Unmatured Event of Default or Event of Default under this Section 9.18(b) shall be deemed to have occurred unless, with respect to a particular Required Collateral Determination Date, the Loan Parties have failed to comply with this Section 9.18(b) hereof and also failed to make the prepayment referenced in Section 13.8(a)(iii) with respect thereto.
     (c) Substitution and Transfer of Eligible Aircraft.
     (i) At any time and from time to time, at the Company’s discretion, substitute one or more Replacement Aircraft (and the related Pledged SPE) for one or more Eligible Aircraft designated by the Company. In the event that the Company desires to effect any such substitution, the Company shall deliver an amendment to Schedule 9.18 to the Agent (a copy of which shall be delivered by the Agent to the 2012 Banks) designating any Replacement Aircraft (and the related Pledged SPE) to be added to such Schedule and specifying any Eligible Aircraft (and the related Pledged SPE) to be removed from such Schedule; provided that (A) the Aircraft Value of the Replacement Aircraft to be delivered in substitution is sufficient so that the Aggregate Collateral Value equals to or exceeds the Required Collateral Amount (or the Minimum Required Collateral Amount if such substitution is effected prior to the Collateral Value Effective Date) and (B) such amendment is accompanied by (1) three Appraisal Reports of the Appraisers as to the Aircraft Value of the Replacement Aircraft to be delivered in substitution and (2) a certificate from an Authorized Officer certifying that such Replacement Aircraft is an Eligible Aircraft and that the requirements of clause (A) above have been met.
     (ii) At any time after the Collateral Value Effective Date, when the Aggregate Collateral Value, determined in accordance with the three Appraisal Reports by the Appraisers most recently delivered to the Agent pursuant to Section 9.17 exceeds the Required Collateral Amount as set forth in a Required Collateral Determination Certificate delivered to the Agent, the Company may, at its discretion, deliver notice to the Agent (which shall promptly send copies thereof to each 2012 Bank) removing any Eligible Aircraft from Schedule 9.18; provided that (A) the Aggregate
ILFC Amendment No. 1 to 2011 Facility

Collateral Value after giving effect to such removal shall not be less than the Required Collateral Amount and (B) the Agent shall have received a certificate from an Authorized Officer certifying that the requirements of clause (A) above have been met. Such notice shall identify the Eligible Aircraft to be removed.
     (iii) Upon satisfaction of the conditions set forth in Section 9.18(c)(i) or Section 9.18(c)(ii) with respect to any Eligible Aircraft and the sale, transfer or other disposition of the Pledged SPE that Owns such Eligible Aircraft and/or any Intermediate Lessee leasing such Eligible Aircraft, in each case as contemplated by Section 4.01(d) of the Security and Guarantee Agreement, the Agent’s security interest in, and Lien on, the Equity Interests of the Pledged SPE and/or such Intermediate Lessee shall be automatically released and Schedule 9.18 shall be deemed amended to reflect the removal of such Aircraft without any further action by the Agent or any 2012 Bank, and each 2012 Bank hereby consents to such amendment of Schedule 9.18. The Agent shall promptly execute and deliver to the Company, at the Company’s expense, all documents that the Company shall reasonably request to evidence its release of the security interests in, and Liens on, the Equity Interests of such Pledged SPE and/or Intermediate Lessee.
     (d) Release of Parent Holdco. A Parent Holdco will be released from its obligations under the Loan Documents if (i) the Company shall have provided at least twenty (20) days’ revocable prior written notice to the Agent (a copy of which shall be delivered by the Agent to the 2012 Banks) prior to any such proposed release, identifying the relevant Parent Holdco to be released, (ii) such Parent Holdco shall not hold directly or indirectly any of the Equity Interests in any Pledged SPE or Intermediate Lessee (other than Equity Interests in any Pledged SPE or Intermediate Lessee with respect to which the Agent’s security interest shall be concurrently released pursuant to Section 9.18(c)) and (iii) after giving pro forma effect to such release of such Parent Holdco, the Company shall be in compliance with Section 9.18(a). Upon satisfaction of the conditions set forth in the preceding sentence with respect to any Parent Holdco and the sale, transfer or other disposition of such Parent Holdco as contemplated by Section 4.01(d) of the Security and Guarantee Agreement, (x) the Agent’s security interest in, and Lien on, the Equity Interests in such Parent Holdco shall be released and, if applicable, the Equity Interests in any Pledged SPE and Intermediate Lessee held by such Parent Holdco shall be released and (y) such Parent Holdco shall be released from its obligations under the Loan Documents. The Agent shall promptly execute and deliver to the relevant Parent Holdco, at the Company’s expense, all documents that the Company or such Parent Holdco shall reasonably request to evidence its release of the security interests in, and Liens on, any Equity Interests in the Parent Holdco or Equity Interests in any Pledged SPE or Intermediate Lessee held by such Parent Holdco and the release of such Parent Holdco from its obligations under the Loan Documents.
ILFC Amendment No. 1 to 2011 Facility

     Section 9.19. Event of Loss. Upon the occurrence of an Event of Loss, promptly, and not later than ten Business Days after Company knows of such Event of Loss, give the Agent notice of such Event of Loss, and within 95 days (or such longer period of time, up to 25 days, which is reasonably acceptable to the Agent) of the earlier of (a) delivery to it of a Required Collateral Determination Certificate, which shall be delivered within ten Business Days after the Company knows of the occurrence of an Event of Loss and (b) ten Business Days after the occurrence of such Event of Loss, to the extent necessary to cause the Aggregate Collateral Value to equal or exceed the Required Collateral Amount (or if the Collateral Value Effective Date has not occurred, the Minimum Required Collateral Amount), designate by a supplement to Schedule 9.18 hereof delivered to the Agent (which shall promptly send copies thereof to each 2012 Bank) a Replacement Aircraft that is owned by a Pledged SPE free and clear of all Liens (other than Permitted Collateral Liens) and accompanied by (i) Appraisal Reports from the Appraisers as to the Aircraft Value of the Replacement Aircraft, and (ii) a certificate from an Authorized Officer, demonstrating that (in the case of the foregoing clause (i)) or certifying that (in the case of the foregoing clause (ii)) the Aggregate Collateral Value equals or exceeds the Required Collateral Amount (or the Minimum Required Collateral Amount if such replacement is effected prior to the Collateral Value Effective Date). It is understood that no Unmatured Event of Default or Event of Default under this Section 9.19 shall be deemed to have occurred unless the Loan Parties have failed to comply with such Section 9.19 and also failed to (x) make the prepayment referenced in Section 13.8(a)(iii), in the case of an Event of Loss occurring after the Collateral Value Effective Date or (y) deliver the Cash Collateral referenced in Section 13.8(a)(v), in the case of an Event of Loss occurring prior to the Collateral Value Effective Date.
     Section 9.20. Costs of Compliance. Bear all costs and expenses of compliance with Section 9.16, Section 9.17 and Section 9.18; provided that the reimbursement of any costs or expenses of the Agent or Banks shall be subject to Section 13.5 hereof.
     Section 9.21. Further Assurances. Promptly upon request by the Agent, or any Secured Party through the Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent, for itself or on behalf of such Secured Party, may reasonably require and that are necessary from time to time in order to (a) to the fullest extent permitted by applicable law, subject the Collateral to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (b) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (c) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan
ILFC Amendment No. 1 to 2011 Facility

Document or under any other instrument executed in connection with any Loan Document to which the Company is or is to be a party.
     Section 9.22. Prepayments, Etc., of Indebtedness. Not, and not permit any Subsidiary to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness with a scheduled maturity date later than October 13, 2012 (other than the ratable prepayment or other satisfaction of the Loans), except (i) regularly scheduled or required repayments, prepayments or redemptions of Indebtedness, (ii) any prepayments or redemptions of Indebtedness in connection with a refunding or refinancing thereof; provided that the terms of any such extending, refunding or refinancing Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents; provided further that the principal amount of such Indebtedness being refinanced shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, (iii) any prepayment of Indebtedness outstanding under (1) the Credit Agreement, dated as of October 13, 2009, among the Company, States Aircraft, Inc., Shrewsbury Aircraft Leasing Limited, Top Aircraft, Inc., ILFC Ireland Limited, ILFC France S.A.R.L. and ILFC Labuan Ltd., AIG Funding, Inc., as lender, and Wells Fargo Bank Northwest, National Association, as security trustee, as amended, (2) the Amended and Restated Credit Agreement, dated as of October 13, 2009, among the Company, States Aircraft, Inc., Shrewsbury Aircraft Leasing Limited, Top Aircraft, Inc., ILFC Ireland Limited, ILFC France S.A.R.L. and ILFC Labuan Ltd., AIG Funding, Inc., as lender, and Wells Fargo Bank Northwest, National Association, as security trustee, as amended, and (3) the Credit Agreement, dated as of September 22, 2008, between AIG, and Federal Reserve Bank of New York, as amended, (iv) any prepayment of Indebtedness in connection with loan to value ratios being below the thresholds set forth in the documentation governing such Indebtedness, provided that the principal amount of such prepayment does not exceed the greater of the amount required to meet the specified threshold set forth in such documentation or insurance, sale or other proceeds in respect of the applicable collateral and (v) prepayment of other Indebtedness in an aggregate principal amount not to exceed $500,000,000; provided that prepayments permitted under this clause (v) shall not exceed an aggregate principal amount of $250,000,000 unless and until the Collateral Value Effective Date shall have occurred.
     Section 9.23. Amendments of Constitutive Documents of Guarantors and Pledged SPEs. Except as required by law, not amend, or permit any of the Guarantors or Pledged SPEs to amend, any such Guarantor’s or Pledged SPE’s certificate of incorporation or bylaws or other constitutive documents in any manner materially adverse to the interests of the Secured Parties without the consent of the Required Secured Parties.
     Section 9.24. Activities of Guarantors and Pledged SPEs. Not and not permit any Guarantor, Pledged SPE or Intermediate Lessee to incur any
ILFC Amendment No. 1 to 2011 Facility

Indebtedness or Liens or engage in any other activities except Permitted Collateral Liens and such Indebtedness, Liens and other activities that are permitted or not prohibited by Sections 4.01(a) and (b) of the Security and Guarantee Agreement.
     Section 9.25. Aircraft Engines. Cause each Pledged SPE to hold title to a requisite number of engines with respect to each Eligible Aircraft Owned by such Pledged SPE in accordance with Leasing Company Practice except as necessary or desired in order to replace or substitute any such engine, including, without limitation, in an Event of Loss; provided that any such replacement or substitution period shall not exceed 90 days in each case; provided further that this Section 9.25 shall not apply to any Pledged SPE and Eligible Aircraft the title to which is held by such Pledged SPE to the extent that the Company would be in compliance with Section 9.16 or Section 9.18(a), as applicable, without taking into account the Aircraft Value of such Eligible Aircraft in determining such compliance.”
          2.20. Section 11.1.3 of the Credit Agreement is amended by replacing the words “the Company or any Significant Subsidiary” wherever they appear therein with the words “the Company, any other Loan Party or any Significant Subsidiary”.
          2.21. Section 11.1.4 of the Credit Agreement is amended in its entirety to read as follows:
“11.1.4. Non-Compliance with the Loan Documents. (a) Failure by the Company to comply with Sections 9.14 (solely with respect to the Collateral and the assets of any Pledged SPE or Intermediate Lessee), 9.18(a), 9.18(b), 9.19, 13.8(a)(iv) or 13.8(a)(v) hereof, it being agreed that the sole cure period for any breach of Sections 9.18(a), 9.18(b) or 9.19 shall be the time period specifically set forth in each such section, (b) failure by the Company to comply with Section 9.24 or a Guarantor to comply with Sections 4.01(a)(v), 4.01(a)(ix) or 4.01(b) of the Security and Guarantee Agreement or (c) failure by the Company or any Guarantor to comply with or to perform any of the Company’s or any Guarantor’s covenants in any of the Loan Documents or any other provision of any of the Loan Documents (and not constituting an Event of Default under any of the other provisions of this Section 11.1) and continuance of such failure for 60 days (or, if the Company failed to give notice of such noncompliance or nonperformance pursuant to Section 9.1.4 within one Business Day after obtaining actual knowledge thereof, 60 days less the number of days elapsed between the date the Company obtained such actual knowledge and the date the Company gives the notice pursuant to Section 9.1.4, but in no event less than one Business Day) after notice thereof to the Company from the Agent, any Bank, or the holder of any Note.”
          2.22. Section 11.1.5 of the Credit Agreement is amended by adding after the word “herein” in the second line thereof the words “or in any other Loan Document”.
ILFC Amendment No. 1 to 2011 Facility

          2.23. Section 11 of the Credit Agreement is amended by adding a new Section 11.1.9 as follows:
     “Section 11.1.9. Collateral Documents. Any Collateral Document after delivery thereof (including pursuant to Section 9.18) shall for any reason cease to be valid and binding on or enforceable in any material respect against any Loan Party party thereto, or shall for any reason cease to create a valid and perfected first priority lien on and security interest in the Collateral (subject to any Permitted Collateral Liens) purported to be covered thereby, except (i) as a result of the release of a Loan Party or the sale or other disposition of other Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Agent’s failure to (A) maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents or (B) file Uniform Commercial Code continuation statements, or (iii) with respect to Collateral of de minimis value or to the extent that the Aggregate Collateral Value (excluding any unperfected Collateral) exceeds the Required Collateral Amount, or in each case any such Loan Party shall so state in writing.”
          2.24. Section 12.9(d) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(d) If so requested by any Bank by written notice to the Company (with a copy to the Agent), the Company shall execute and deliver to such Bank (and/or, if so specified in such notice, any Person who is an assignee of such Bank pursuant to Section 13.4.1 hereof) promptly after receipt of such notice, a 2011 Bid Note or 2011 Committed Note, as applicable (if such Bank is a 2011 Bank), or a 2012 Bid Note or 2012 Committed Note, as applicable (if such Bank is a 2012 Bank).”
2.25. Section 13.8 of the Credit Agreement is amended as follows:
(a) Section 13.8(a) of the Credit Agreement is amended by restating it in its entirety to read as follows:
“(a)(i) As of the Collateral Value Effective Date, the Termination Date for the existing Commitment of each 2012 Bank is extended to October 13, 2012. In connection with such agreement of each 2012 Bank to extend its Termination Date, (x) the Company shall pay to each such 2012 Bank a one time amendment fee (the “2012 Amendment Fee”) in an amount equal to         .50% of such 2012 Bank’s 2012 Committed Loans, such 2012 Amendment Fee to be payable on the Amendment Effective Date, (y) the Company shall pay to each such 2012 Bank a fee (the “2012 Additional Extension Fee”) in an amount equal to 1.50% per annum of such 2012 Bank’s 2012 Committed Loans, such 2012 Additional Extension Fee to be payable from time to time after the Amendment Effective Date until the termination of such 2012 Bank’s 2012 Commitment and shall be paid on each date on which interest is paid on any such 2012 Committed Loan of
ILFC Amendment No. 1 to 2011 Facility

such 2012 Bank and (z) the 2012 Commitment and 2012 Committed Loans of each such 2012 Bank and all amounts owing in respect thereof, including, without limitation any fees payable, will be secured by the Collateral.
(ii) Not more than 120 days nor less than 45 days prior to the then-effective Termination Date with respect to any Loans, the Company may, at its option, request all the Banks then party to this Agreement to extend their scheduled Termination Dates by an additional one year period, or such shorter period as agreed upon by the Company and the Agent, by means of a letter, addressed to the Agent (who shall promptly deliver such letter to each Bank), substantially in the form of Exhibit J. Each Bank electing (in its sole discretion) so to extend its scheduled Termination Date shall execute and deliver not earlier than the 90th day nor later than the 20th day prior to the then-effective Termination Date for the applicable Loans counterparts of such letter to the Company and the Agent, who shall notify the Company, in writing, of the Banks’ decisions no later than 15 days prior to the existing Termination Date, whereupon (unless Banks with an aggregate Percentage in excess of 25% decline to extend their respective scheduled Termination Dates, in which event the Agent shall notify all the Banks thereof and no such extension shall occur) such Bank’s scheduled Termination Date for the applicable Loans shall be extended, effective only as of the date that is such Bank’s then-current scheduled Termination Date for the applicable Loans, to the date that is one year, or such shorter period as agreed as provided above, after such Bank’s then-current scheduled Termination Date. Any Bank that declines or fails to respond to the Company’s request for such extension shall be deemed to have not extended its scheduled Termination Date. The fees payable, applicable interest rate margins, if any, and other terms of any future extension of the Termination Date pursuant hereto shall be as agreed by the applicable extending Banks and the Company.
(iii) If the Company fails to comply or elects not to comply with Section 9.18(b) above or, with respect to any Event of Loss that shall have occurred on or after the Collateral Value Effective Date, Section 9.19 above, in each case within the time period specified therein, the Company shall, not later than the date of expiration of such time period, ratably prepay Committed Loans and permanently reduce Commitments so that after giving effect to such prepayment and Commitment reduction, the Aggregate Collateral Value determined in accordance with the three Appraisal Reports most recently delivered to the Agent pursuant to Section 9.17, shall be equal to or greater than the Required Collateral Amount, such prepayment to be accompanied by a certificate from an Authorized Officer certifying to the foregoing.
(iv) If on any Determination Date, the Company fails to comply or elects not to comply with Section 9.16 as certified by the Company in a Required
ILFC Amendment No. 1 to 2011 Facility

Collateral Determination Certificate, the Company shall (A) with respect to the first and second Determination Dates, within three Business Days after delivery of such Required Collateral Determination Certificate, Cash Collateralize the 2012 Committed Loans in an amount equal to the difference between the Minimum Required Collateral Amount for such Determination Date and the Aircraft Value (as set forth in the most recent Appraisal Reports delivered to the Agent pursuant to Section 9.17) of Eligible Aircraft owned by the Pledged SPEs on such Determination Date and (B) with respect to the final Determination Date, within three Business Days after delivery of such Required Collateral Determination Certificate, ratably prepay Committed Loans and permanently reduce Commitments so that after giving effect to such prepayment and Commitment reduction, the Aircraft Value (as set forth in the most recent Appraisal Reports delivered to the Agent pursuant to Section 9.17) of Eligible Aircraft owned by the Pledged SPEs on such Determination Date is equal to an amount necessary for the Company to satisfy the requirements of Section 9.16.
(v) If the Company fails to comply with Section 9.19 or, at the Company’s election in lieu of compliance with Section 9.19, if such Event of Loss shall have occurred prior to the Collateral Value Effective Date, the Company shall not later than the last day of the time period specified in Section 9.19 for delivering a supplement to Schedule 9.18 hereof, Cash Collateralize 2012 Committed Loans in an amount equal to the difference between the Minimum Required Collateral Amount as of the most recent Determination Date and the Aircraft Value (as set forth in the most recent Appraisal Reports delivered to the Agent pursuant to Section 9.17) of Eligible Aircraft owned by the Pledged SPEs (other than the Eligible Aircraft to which such Event of Loss relates) as of such Determination Date.”
(b) Section 13.8(c) is amended by replacing the phrase “subsection (a)” wherever it appears therein with the phrase “subsection (a)(ii)”.
(c) Section 13.8(f) is amended by deleting it in its entirety.
          2.26. Pursuant to the terms of Section 13.8, as amended hereby, Schedule I to the Credit Agreement is replaced in its entirety with Annex I hereto and the Agent is hereby authorized to substitute such Schedule with such Annex I.
          2.27. The Credit Agreement is amended by adding a new Schedule IV titled “Aircraft” and a new Schedule 9.18 titled “Eligible Aircraft”.
          2.28. The Credit Agreement is amended by deleting (a) Exhibit D thereto and substituting therefor Exhibits D-1 and D-2 in the forms set forth on Annex II hereto and (b) Exhibit E and substituting therefor Exhibit E-1 and Exhibit E-2 in the forms set forth on Annex III hereto.
ILFC Amendment No. 1 to 2011 Facility

          2.29. The Credit Agreement is amended by adding a new Exhibit K titled “Security and Guarantee Agreement”.
          Section 3. Condition to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:
     (a) the Agent shall have received this Amendment executed by the Company, the Agent and the Required Banks;
     (b) the Agent and the Company shall have received evidence that 2012 Banks consists of Banks whose aggregate Commitments, determined immediately prior to the occurrence of the Amendment Effective Date, equals or exceeds 75% of the then Aggregate Commitments;
     (c) the Agent shall have received certified copies of the resolutions of the Board of Directors of the Company approving this Amendment and the transactions contemplated hereby including the extension of the existing Termination Date and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect thereto;
     (d) the Agent shall have received the Security and Guarantee Agreement, duly executed by each Guarantor, together with:
     (A) evidence of authorization, consents and all necessary approvals (corporate or otherwise) for the execution and delivery of the Security and Guarantee Agreement and the other Collateral Documents by each Guarantor and the completion of all recordings and filings of or with respect to each Collateral Document that the Agent may deem reasonably necessary or required in order to perfect and protect the Liens created thereby, including, without limitation, recordings and filings with the Secretary of State of California, the Irish Companies Registration Office and the Irish Revenue Commissioners (other than such filings in Ireland that will be made within 21 days after the date of the Security and Guarantee Agreement), and all filing and recording fees and taxes in respect thereof shall have been duly paid,
     (B) completed requests for information, dated on or before the Amendment Effective Date, listing all effective financing statements filed in the jurisdictions referred to in clause (A) above and in such other jurisdictions as determined by the Agent, that name each Guarantor as debtor, together with copies of such financing statements,
     (C) certificates representing all certificated Initial Pledged Equity referred to therein accompanied by undated stock powers executed in blank, and
ILFC Amendment No. 1 to 2011 Facility

     (D) evidence that all other actions that the Agent may deem reasonably necessary or required in order to perfect and protect the liens and security interests created under the Collateral Documents in the Collateral required to be subject thereto on the Amendment Effective Date have been taken;
     (d) the Agent shall have received (i) an opinion of the in house counsel of the Company, (ii) an opinion of O’Melveny & Myers LLP, special counsel to the Loan Parties, and (iii) an opinion of A&L Goodbody, special counsel to the Loan Parties, in each case, dated as of the Amendment Effective Date and in form and substance reasonably satisfactory to the Agent;
     (e) there shall be no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to adversely affect the transactions contemplated by this Amendment;
     (f) the Agent shall have received a certificate of an officer of the Company certifying that (a) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the execution, delivery and effectiveness of this Amendment, (b) the representations and warranties contained in Section 8 of the Credit Agreement, as amended hereby, are true and correct in all material respects as of the Amendment Effective Date (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date); and (c) that certain Amendment No. 2 to the Existing 2010 Credit Agreement in substantially the form provided to the Agent and the Banks has been executed and delivered by the parties thereto and is in full force and effect;
     (g) a solvency certificate from the chief financial officer of the Company substantially in form of Annex IV hereto;
     (h) the Aircraft listed on Schedule IV shall have an aggregate Aircraft Value on the Amendment Effective Date of not less than $3,787,000,000 based on the Initial Appraisal Reports;
     (i) the Company shall have delivered new Notes to each 2012 Bank that shall have requested one prior to the Amendment Effective Date; and
     (j) the 2012 Amendment Fee payable to each 2012 Bank pursuant to Section 13.8(a)(i) of the Credit Agreement (as amended by this Amendment) shall have been paid.
          Section 4. Representations and Warranties. The Company represents and warrants to the Banks and the Agent that (a) the execution, delivery and performance by the Company of this Amendment and the performance by the Company of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action on the part of the
ILFC Amendment No. 1 to 2011 Facility

Company, (b) this Amendment has been duly executed and delivered by the Company, (c) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general equity principles, (d) the representations and warranties of the Company set forth in Section 8 of the Credit Agreement, as amended hereby, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date) and as if each reference in said Section 8 to “this Agreement” included reference to this Amendment and to the Credit Agreement as amended by this Amendment (and the Company agrees that it shall be an Event of Default under Section 11.1.5 of the Credit Agreement if any representation or warranty of the Company in this Amendment is untrue or misleading in any material respect when made), and (e) as of the date hereof, no Unmatured Event of Default or Event of Default has occurred and is continuing.
          Section 5. Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, any Note or any other Loan Document.
          Section 6. Costs and Expenses. The Company hereby agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent pursuant to the Credit Agreement or in connection with this Amendment or the Credit Agreement, or any of the transactions contemplated hereby or thereby (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent) in accordance with the terms of Section 13.5 of the Credit Agreement.
          Section 7. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
ILFC Amendment No. 1 to 2011 Facility

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Frederick S. Cromer Name: Frederick S. Cromer
Title: Chief Financial Officer

By:	/s/ Pamela S. Hendry Name: Pamela S. Hendry
Title: Senior Vice President and Treasurer

AGENT

CITICORP USA, INC.

By:	/s/ Maureen P. Maroney Name: Maureen P. Maroney
Title: Authorized Signatory

BANKS

CITICORP USA, INC.

By:	/s/ Maureen P. Maroney Name: Maureen P. Maroney
Title: Authorized Signatory
ILFC Amendment No. 1 to 2011 Facility

BANK OF AMERICA, N.A.
By:	/s/ Sean A. Tobias
	Name:	Sean A. Tobias
	Title:	Senior Vice President
ILFC Amendment No. 1 to 2011 Facility

Bank of America, N.A., as successor by merger to Merrill Lynch Bank, USA
By:	/s/ Sean A. Tobias
	Name:	Sean A. Tobias
	Title:	Senior Vice President

ILFC Amendment No. 1 to 2011 Facility

BANK OF SCOTLAND PLC (formerly The Governor and Company of the Bank of Scotland)
By:	/s/ Victoria Goodenough
	Name:	Victoria Goodenough
	Title:	Director, The Americas, Aircraft Finance

ILFC Amendment No. 1 to 2011 Facility

Barclays Bank PLC
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

ILFC Amendment No. 1 to 2011 Facility

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ John McGill
	Name:	John McGill
	Title:	Director

By:	/s/ Michael Campites
	Name:	Michael Campites
	Title:	Vice President

ILFC Amendment No. 1 to 2011 Facility

HSBC Bank (USA), N.A.
By:	/s/ Paul Silvester
	Name:	Paul Silvester
	Title:	MD, Deputy Head of FIG U.S.

ILFC Amendment No. 1 to 2011 Facility

TORONTO DOMINION (TEXAS) LLC
By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory
ILFC Amendment No. 1 to 2011 Facility

The Bank of Tokyo-Mitsubishi UFJ. Ltd., New York Branch
By:	/s/ David Noda
	Name:	David Noda
	Title:	VP & Manager

ILFC Amendment No. 1 to 2011 Facility

BNP PARIBAS
By:	/s/ Marguerite L. Ledon
	Name:	Marguerite L. Ledon
	Title:	Vice President

By:	/s/ Joseph M. Malley
	Name:	Joseph M. Malley
	Title:	Managing Director

ILFC Amendment No. 1 to 2011 Facility

Royal Bank of Canada
By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Authorized Signatory

ILFC Amendment No. 1 to 2011 Facility

JPMORGAN CHASE BANK, N.A.
By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

ILFC Amendment No. 1 to 2011 Facility

Standard Chartered Bank
By:	/s/ James Conti
	Name:	James Conti
	Title:	Director

By:	/s/ Robert Reddington
	Name:	Robert Reddington
	Title:	Credit Documentation Manager

ILFC Amendment No. 1 to 2011 Facility

UBS AG, Stamford Branch
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

ILFC Amendment No. 1 to 2011 Facility

The Bank of Nova Scotia
By:	/s/ Todd Meller
	Name:	Todd Meiler
	Title:	Managing Director

ILFC Amendment No. 1 to 2011 Facility

Morgan Stanley Bank, N.A.
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

ILFC Amendment No. 1 to 2011 Facility

Intesa Sanpaolo S.p.A.
By:	/s/ Robert Wurster
	Name:	Robert Wurster
	Title:	Senior Vice President

By:	/s/ Francesco Di Marso
	Name:	Francesco Di Marso
	Title:	FVP

ILFC Amendment No. 1 to 2011 Facility

Sumitomo Mitsui Banking Corporation
By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

ILFC Amendment No. 1 to 2011 Facility

WELLS FARGO BANK, N.A.
By:	/s/ Sandy Yeh
	Name:	Sandy Yeh
	Title:	Vice President

ILFC Amendment No. 1 to 2011 Facility

THE BANK OF NEW YORK MELLON
By:	/s/ Gordon Berger
	Name:	Gordon Berger
	Title:	Managing Director

ILFC Amendment No. 1 to 2011 Facility

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Sue Blazis
	Name:	Sue Blazis
	Title:	Vice President

ILFC Amendment No. 1 to 2011 Facility

Woodlands Commercial Bank f/k/a Lehman Brothers Commercial Bank
By:	/s/ Brian Halbeisen
	Name:	Brian Halbeisen
	Title:	Vice President

ILFC Amendment No. 1 to 2011 Facility

WESTPAC BANKING CORPORATION
By:	/s/ Niclas Fjalltoft
	Name:	Niclas Fjalltoft
	Title:	Director

ILFC Amendment No. 1 to 2011 Facility

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, FKA CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

ILFC Amendment No. 1 to 2011 Facility

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Deputy General Manager, Head of Operations and Infrastructure

ILFC Amendment No. 1 to 2011 Facility

Mizuho Corporate Bank, Ltd.
By:	/s/ Toru Inoue
	Name:	Toru Inoue
	Title:	Deputy General Manager

ILFC Amendment No. 1 to 2011 Facility

ANNEX I
Schedule I
Schedule of Banks

2011 BANKS	2011 COMMITMENT
ABN AMRO Bank N.V.	$95,000,000
Banco Santander Central Hispano, S.A., New York Branch	$95,000,000
Société Générale	$95,000,000
Svenska Handelsbanken	$35,000,000
Deutsche Bank AG Cayman Islands Branch	$25,000,000

2012 BANKS	2012 COMMITMENT
Bank of America, N.A.	$218,000,000
Citicorp USA, Inc.	$130,000,000
Credit Suisse AG, Cayman Islands Branch FKA Credit Suisse, Cayman Islands Branch	$113,000,000
HSBC Bank (USA), N.A.	$113,000,000
JPMorgan Chase Bank, N.A.	$113,000,000
Bank of Scotland PLC (formerly The Governor and Company of the Bank of Scotland)	$113,000,000
UBS AG, Stamford Branch	$105,000,000
Australia and New Zealand Banking Group Limited	$95,000,000
Barclays Bank PLC	$95,000,000
BNP Paribas	$95,000,000
Deutsche Bank AG New York Branch	$95,000,000
Woodlands Commercial Bank f/k/a Lehman Brothers Commercial Bank	$95,000,000
Morgan Stanley Bank, N.A.	$95,000,000
Royal Bank of Canada	$95,000,000
Toronto Dominion (Texas) LLC	$95,000,000
Wells Fargo Bank, N.A.	$95,000,000
Westpac Banking Corporation	$95,000,000
Sumitomo Mitsui Banking Corporation	$72,500,000
The Bank of Nova Scotia	$72,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$50,000,000
BMO Capital Markets Financing, Inc.	$25,000,000
Mizuho Corporate Bank, Ltd.	$25,000,000
ILFC Amendment No. 1 to 2011 Facility

2012 BANKS	2012 COMMITMENT
The Bank of New York Mellon	$25,000,000
Standard Chartered Bank	$17,500,000
Intesa Sanpaolo S.p.A.	$12,500,000
ILFC Amendment No. 1 to 2011 Facility

ANNEX II
Exhibit D-1 Form of 2011 Bid Note
See Attached
Exhibit D-2 Form of 2012 Bid Note
See Attached
ILFC Amendment No. 1 to 2011 Facility

Exhibit D-1
FORM OF 2011 BID NOTE

$[ ]	[ ___, ___]
          International Lease Finance Corporation, a California corporation (the “Company”), for value received, hereby promises to pay to the order of [NAME OF BANK] (the “Bank”), at the office of Citicorp USA, Inc., in its individual corporate capacity and as Agent (the “Agent”), at 2 Penns Way, Suite 200, New Castle, DE 19720 on                     , 2011, or at such other place, to such other person or at such other time and date as provided for in the $2,500,000,000 Five-Year Revolving Credit Agreement (as amended by Amendment No. 1, dated as of April 16, 2010, and as further amended, modified or supplemented, the “Credit Agreement”; unless otherwise defined herein, the terms defined therein being used herein as therein defined), dated as of October 13, 2006 among the Company, the Agent, and the financial institutions named therein, in lawful money of the United States of America, the principal sum of $[                    ] or, if less, the aggregate unpaid principal amount of all 2011 Bid Loans made by the Bank to the Company pursuant to the Credit Agreement. This 2011 Bid Note shall bear interest as set forth in the Credit Agreement for Bid Loans (as defined in the Credit Agreement).
          Except as otherwise provided in the Credit Agreement with respect to LIBOR Rate Loans, if interest or principal on any loan evidenced by this 2011 Bid Note becomes due and payable on a day which is not a Business Day (as defined in the Credit Agreement) the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.
          This 2011 Bid Note is one of the 2011 Bid Notes referred to in the Credit Agreement. This 2011 Bid Note is subject to prepayment in whole or in part, and the maturity of this 2011 Bid Note is subject to acceleration, upon the terms provided in the Credit Agreement.
          This 2011 Bid Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[remainder of page intentionally left blank]
ILFC Amendment No. 1 to 2011 Facility

          All 2011 Bid Loans made by the Bank to the Company pursuant to the Credit Agreement and all payments of principal thereof may be indicated by the Bank upon the grid attached hereto which is a part of this 2011 Bid Note. Such notations shall be rebuttable presumptive evidence of the aggregate unpaid principal amount of all 2011 Bid Loans made by the Bank pursuant to the Credit Agreement.

INTERNATIONAL LEASE FINANCE CORPORATION
By:
Name:
Title:

By:
Name:
Title:

ILFC Amendment No. 1 to 2011 Facility

2011 Bid Loans and Payments of Principal

					Amount		Name of
	Principal				of	Unpaid	Person
Funding	Amount	Interest	Interest	Loan	Principal	Principal	Making
Date	of Loan	Method	Rate	Period	Paid	Balance	Notation

ILFC Amendment No. 1 to 2011 Facility

Exhibit D-2
FORM OF 2012 BID NOTE

$[ ]	[ ___, ___]
          International Lease Finance Corporation, a California corporation (the “Company”), for value received, hereby promises to pay to the order of [NAME OF BANK] (the “Bank”), at the office of Citicorp USA, Inc., in its individual corporate capacity and as Agent (the “Agent”), at 2 Penns Way, Suite 200, New Castle, DE 19720 on the Termination Date, or at such other place, to such other person or at such other time and date as provided for in the $2,500,000,000 Five-Year Revolving Credit Agreement (as amended by Amendment No. 1, dated as of April 16, 2010, and as further amended, modified or supplemented, the “Credit Agreement”; unless otherwise defined herein, the terms defined therein being used herein as therein defined), dated as of October 13, 2006 among the Company, the Agent, and the financial institutions named therein, in lawful money of the United States of America, the principal sum of $[                    ] or, if less, the aggregate unpaid principal amount of all 2012 Bid Loans made by the Bank to the Company pursuant to the Credit Agreement. This 2012 Bid Note shall bear interest as set forth in the Credit Agreement for Bid Loans (as defined in the Credit Agreement).
          Except as otherwise provided in the Credit Agreement with respect to LIBOR Rate Loans, if interest or principal on any loan evidenced by this 2012 Bid Note becomes due and payable on a day which is not a Business Day (as defined in the Credit Agreement) the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.
          This 2012 Bid Note is one of the 2012 Bid Notes referred to in the Credit Agreement, and is entitled to the benefits of the Security and Guarantee Agreement. This 2012 Bid Note is subject to prepayment in whole or in part, and the maturity of this 2012 Bid Note is subject to acceleration, upon the terms provided in the Credit Agreement. The obligations of the Borrower to the Bank under this 2012 Bid Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.
          This 2012 Bid Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[remainder of page intentionally left blank]
ILFC Amendment No. 1 to 2011 Facility

          All 2012 Bid Loans made by the Bank to the Company pursuant to the Credit Agreement and all payments of principal thereof may be indicated by the Bank upon the grid attached hereto which is a part of this 2012 Bid Note. Such notations shall be rebuttable presumptive evidence of the aggregate unpaid principal amount of all 2012 Bid Loans made by the Bank pursuant to the Credit Agreement.

INTERNATIONAL LEASE FINANCE CORPORATION
By:
Name:
Title:

By:
Name:
Title:

ILFC Amendment No. 1 to 2011 Facility

2012 Bid Loans and Payments of Principal

					Amount		Name of
	Principal				of	Unpaid	Person
Funding	Amount	Interest	Interest	Loan	Principal	Principal	Making
Date	of Loan	Method	Rate	Period	Paid	Balance	Notation

ILFC Amendment No. 1 to 2011 Facility

ANNEX III
Exhibit E-1 Form of 2011 Committed Note
See Attached
Exhibit E-2 Form of 2012 Committed Note
See Attached
ILFC Amendment No. 1 to 2011 Facility

Exhibit E-1
FORM OF 2011 COMMITTED NOTE

$	[ ___, ___]
          International Lease Finance Corporation, a California corporation (the “Company”), for value received, hereby promises to pay to the order of [NAME OF BANK] (the “Bank”), at the office of Citicorp USA, Inc., in its individual corporate capacity and as Agent (the “Agent”), at 2 Penns Way, Suite 200, New Castle, DE 19720 on [___ ___,] 2011, or at such other place, to such other person or at such other time and date as provided for in the $2,500,000,000 Five-Year Revolving Credit Agreement (as amended by Amendment No. 1, dated as of April 16, 2010, and as further amended, modified or supplemented, the “Credit Agreement”; unless otherwise defined herein, the terms defined therein being used herein as therein defined), dated as of October 13, 2006, among the Company, the Agent, and the financial institutions named therein, in lawful money of the United States of America, the principal sum of $___or, if less, the aggregate unpaid principal amount of all 2011 Committed Loans made by the Bank to the Company pursuant to the Credit Agreement. This 2011 Committed Note shall bear interest as set forth in the Credit Agreement for Base Rate Loans and LIBOR Rate Loans (as defined in the Credit Agreement), as the case may be.
          Except as otherwise provided in the Credit Agreement with respect to LIBOR Rate Loans, if interest or principal on any loan evidenced by this 2011 Committed Note becomes due and payable on a day which is not a Business Day (as defined in the Credit Agreement) the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.
          This Note is one of the 2011 Committed Notes referred to in the Credit Agreement. This Note is subject to prepayment in whole or in part, and the maturity of this Note is subject to acceleration, upon the terms provided in the Credit Agreement.
          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[remainder of page intentionally left blank]
ILFC Amendment No. 1 to 2011 Facility

          All 2011 Committed Loans made by the Bank to the Company pursuant to the Credit Agreement and all payments of principal thereof may be indicated by the Bank upon the grid attached hereto which is a part of this 2011 Committed Note. Such notations shall be rebuttable presumptive evidence of the aggregate unpaid principal amount of all 2011 Committed Loans made by the Bank pursuant to the Credit Agreement.

INTERNATIONAL LEASE FINANCE CORPORATION
By:
Name:
Title:

By:
Name:
Title:

ILFC Amendment No. 1 to 2011 Facility

2011 Committed Loans and Payments of Principal

					Amount		Name of
	Principal				of	Unpaid	Person
Funding	Amount	Interest	Interest	Loan	Principal	Principal	Making
Date	of Loan	Method	Rate	Period	Paid	Balance	Notation

ILFC Amendment No. 1 to 2011 Facility

Exhibit E-2
FORM OF 2012 COMMITTED NOTE

$	[ ___, ___]
          International Lease Finance Corporation, a California corporation (the “Company”), for value received, hereby promises to pay to the order of [NAME OF BANK] (the “Bank”), at the office of Citicorp USA, Inc., in its individual corporate capacity and as Agent (the “Agent”), at 2 Penns Way, Suite 200, New Castle, DE 19720 on the Termination Date, or at such other place, to such other person or at such other time and date as provided for in the $2,500,000,000 Five-Year Revolving Credit Agreement (as amended by Amendment No. 1, dated as of [___ ___,] 2010, and as further amended, modified or supplemented, the “Credit Agreement”; unless otherwise defined herein, the terms defined therein being used herein as therein defined), dated as of October 13, 2006, among the Company, the Agent, and the financial institutions named therein, in lawful money of the United States of America, the principal sum of $___or, if less, the aggregate unpaid principal amount of all 2012 Committed Loans made by the Bank to the Company pursuant to the Credit Agreement. This 2012 Committed Note shall bear interest as set forth in the Credit Agreement for Base Rate Loans and LIBOR Rate Loans (as defined in the Credit Agreement), as the case may be, plus the 2012 Additional Extension Fee.
          Except as otherwise provided in the Credit Agreement with respect to LIBOR Rate Loans, if interest or principal on any loan evidenced by this 2012 Committed Note becomes due and payable on a day which is not a Business Day (as defined in the Credit Agreement) the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension.
          This Note is one of the 2012 Committed Notes referred to in the Credit Agreement, and is entitled to the benefits of the Security and Guarantee Agreement. This Note is subject to prepayment in whole or in part, and the maturity of this Note is subject to acceleration, upon the terms provided in the Credit Agreement. The obligations of the Borrower to the Bank under this 2012 Committed Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.
          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[remainder of page intentionally left blank]
ILFC Amendment No. 1 to 2011 Facility

          All 2012 Committed Loans made by the Bank to the Company pursuant to the Credit Agreement and all payments of principal thereof may be indicated by the Bank upon the grid attached hereto which is a part of this 2012 Committed Note. Such notations shall be rebuttable presumptive evidence of the aggregate unpaid principal amount of all 2012 Committed Loans made by the Bank pursuant to the Credit Agreement.

INTERNATIONAL LEASE FINANCE CORPORATION
By:
Name:
Title:

By:
Name:
Title:

ILFC Amendment No. 1 to 2011 Facility

2012 Committed Loans and Payments of Principal

					Amount		Name of
	Principal				of	Unpaid	Person
Funding	Amount	Interest	Interest	Loan	Principal	Principal	Making
Date	of Loan	Method	Rate	Period	Paid	Balance	Notation

ILFC Amendment No. 1 to 2011 Facility

ANNEX IV
INTERNATIONAL LEASE FINANCE CORPORATION
CERTIFICATE
April [___], 2010
          This Certificate is delivered pursuant to Section 3(g) of Amendment No. 1 dated as of April 16, 2010 (the “Amendment”) to the Five-Year Revolving Credit Agreement dated as of October 13, 2006, among INTERNATIONAL LEASE FINANCE CORPORATION (the “Company”), the financial institutions party thereto as Banks, and CITICORP USA, INC., as administrative agent for the Banks (the “Agent”). Capitalized terms used and not defined herein have the meanings given to such terms in the Amendment.
     The undersigned is the Chief Financial Officer of the Company and in such capacity and not in his individual capacity (i) is familiar with the financial condition of the Company and the other Loan Parties and (ii) has made such investigation and inquiries as the undersigned deems necessary for the purposes of providing this Certificate.
     The undersigned HEREBY CERTIFIES IN HIS CAPACITY AS SUCH AND NOT IN HIS INDIVIDUAL CAPACITY, that (1) as of the Amendment Effective Date (and as also reflected on the Company’s consolidated balance sheet dated as of December 31, 2009, and confirmed by the Initial Appraisal Reports), the fair value of the assets of each of (x) the Company and (y) the Loan Parties taken as a whole, exceed their respective liabilities; and (2) as of the Amendment Effective Date, neither the Loan Parties taken as a whole, nor the Company, is or will be rendered insolvent as a result of the transactions contemplated by the Amendment and the Collateral Documents.
ILFC Amendment No. 1 to 2011 Facility

IN WITNESS WHEREOF, the undersigned Chief Financial Officer of the Company has signed this Certificate as of the date first written above.

By:
	Name:	Fred Cromer
	Title:	Chief Financial Officer

ILFC Amendment No. 1 to 2011 Facility

Schedule IV
“Aircraft”
See Attached
ILFC Amendment No. 1 to 2011 Facility

Schedule IV
“Aircraft”

	Manufacturer	Model	MSN	DOM	Current Lease Expiry
1	Airbus	A319-100	1733	08-May-02	*
2	Airbus	A319-100	938	15-Feb-99	*
3	Airbus	A320-200	795	28-Apr-98	*
4	Airbus	A320-200	782	24-Mar-98	*
5	Airbus	A320-200	760	20-Jan-98	*
6	Airbus	A320-200	726	28-Nov-97	*
7	Airbus	A320-200	676	14-May-97	*
8	Airbus	A320-200	661	12-Mar-97	*
9	Airbus	A320-200	645	24-Jan-97	*
10	Airbus	A320-200	640	17-Jan-97	*
11	Airbus	A320-200	585	10-May-96	*
12	Airbus	A320-200	579	21-Mar-96	*
13	Airbus	A320-200	556	29-Feb-96	*
14	Airbus	A321-100	987	19-Mar-99	*
15	Airbus	A321-100	642	21-Jan-97	*
16	Airbus	A321-100	604	02-Jul-96	*
17	Airbus	A321-200	1004	23-Apr-99	*
18	Airbus	A321-200	974	26-Mar-99	*
19	Airbus	A321-200	968	22-Mar-99	*
20	Airbus	A321-200	954	09-Feb-99	*
21	Airbus	A321-200	891	02-Nov-98	*

*	Indicates that certain information contained herein has been omitted and filed seperately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
ILFC Amendment No. 1 to 2011 Facility

	Manufacturer	Model	MSN	DOM	Current Lease Expiry
22	Airbus	A321-200	827	20-May-98	*
23	Airbus	A321-200	810	24-Apr-98	*
24	Airbus	A321-200	787	02-Mar-98	*
25	Airbus	A321-200	775	26-Feb-98	*
26	Airbus	A321-200	668	30-May-97	*
27	Airbus	A321-200	663	27-May-97	*
28	Airbus	A321-200	666	26-Mar-97	*
29	Airbus	A330-200	432	09-Nov-01	*
30	Airbus	A330-200	275	26-May-99	*
31	Airbus	A330-200	262	12-Mar-99	*
32	Airbus	A330-200	250	23-Feb-99	*
33	Airbus	A330-300	177	20-Jun-97	*
34	Airbus	A330-300	143	08-Oct-96	*
35	Airbus	A330-300	132	23-Apr-96	*
36	Airbus	A330-300	111	28-Sep-95	*
37	Airbus	A330-300	98	22-May-95	*
38	Airbus	A330-300	95	04-May-95	*
39	Airbus	A330-300	72	28-Feb-95	*
40	Airbus	A330-300	70	17-Nov-94	*
41	Airbus	A340-300	395	19-Sep-01	*
42	Airbus	A340-300	399	06-Apr-01	*
43	Airbus	A340-300	216	14-May-98	*
44	Airbus	A340-300	214	16-Mar-98	*
45	Airbus	A340-300	174	28-May-97	*

*	Indicates that certain information contained herein has been omitted and filed seperately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omittd portions.
ILFC Amendment No. 1 to 2011 Facility

	Manufacturer	Model	MSN	DOM	Current Lease Expiry
46	Airbus	A340-300	164	21-Apr-97	*
47	Airbus	A340-300	168	17-Apr-97	*
48	Airbus	A340-300	152	13-Nov-96	*
49	Airbus	A340-300	114	30-Apr-96	*
50	Airbus	A340-300	93	23-Jun-95	*
51	Airbus	A340-300	88	15-Jun-95	*
52	Airbus	A340-300	48	18-May-94	*
53	Airbus	A340-600	436	19-Dec-02	*
54	Boeing	A300-600F	743	01-Feb-95	*
55	Boeing	A300-600F	677	02-Mar-93	*
56	Boeing	737-600	29353	25-May-04	*
57	Boeing	737-600	29349	24-Feb-04	*
58	Boeing	737-600	28261	23-Jan-04	*
59	Boeing	737-600	29348	04-Dec-03	*
60	Boeing	737-600	28260	06-Nov-03	*
61	Boeing	737-600	28259	17-Oct-03	*
62	Boeing	737-700	30635	29-Nov-00	*
63	Boeing	747-400	29375	08-Sep-99	*
64	Boeing	747-400	27603	14-Apr-99	*
65	Boeing	747-400	27602	29-Jun-98	*
66	Boeing	747-400	28194	28-Jan-97	*
67	Boeing	747-400	26255	10-Jun-96	*
68	Boeing	747-400	27595	23-May-95	*
69	Boeing	747-400	26326	12-Oct-94	*

*	Indicates that certain information contained herein has been omitted and filed seperately with the Securitites and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
ILFC Amendment No. 1 to 2011 Facility

	Manufacturer	Model	MSN	DOM	Current Lease Expiry
70	Boeing	747-400	24958	28-Apr-94	*
71	Boeing	747-400	24957	20-Apr-93	*
72	Boeing	747-400	24956	01-Jun-92	*
73	Boeing	747-400	24896	31-May-91	*
74	Boeing	747-400ERF	32866	17-Oct-02	*
75	Boeing	757-200ER	29381	03-Apr-01	*
76	Boeing	757-200ER	30043	19-May-00	*
77	Boeing	757-200ER	30394	28-Apr-00	*
78	Boeing	757-200ER	29379	19-Apr-00	*
79	Boeing	757-200ER	28174	12-May-99	*
80	Boeing	757-200ER	28836	13-Apr-99	*
81	Boeing	757-200ER	29377	10-Apr-99	*
82	Boeing	757-200ER	28835	23-Mar-99	*
83	Boeing	757-200ER	28834	24-Feb-99	*
84	Boeing	757-200ER	29380	09-Dec-98	*
85	Boeing	757-200ER	29443	16-Sep-98	*
86	Boeing	757-200ER	29442	11-Sep-98	*
87	Boeing	757-200ER	28171	24-May-98	*
88	Boeing	757-200ER	28203	21-May-98	*
89	Boeing	757-200ER	28170	03-May-98	*
90	Boeing	757-200ER	27623	09-Mar-98	*
91	Boeing	757-200ER	28833	12-Dec-97	*
92	Boeing	757-200ER	28167	16-Oct-97	*
93	Boeing	757-200ER	28169	29-May-97	*

*	Indicates that certain information contained herein has been omitted and filed seperately with the Securitites and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
ILFC Amendment No. 1 to 2011 Facility

	Manufacturer	Model	MSN	DOM	Current Lease Expiry
94	Boeing	757-200ER	28168	14-May-97	*
95	Boeing	757-200ER	28164	25-Mar-97	*
96	Boeing	757-200ER	27622	24-Mar-97	*
97	Boeing	757-200ER	27625	24-Feb-97	*
98	Boeing	757-200ER	28165	18-Feb-97	*
99	Boeing	757-200ER	28163	30-Jan-97	*
100	Boeing	757-200ER	28162	22-Oct-96	*
101	Boeing	757-200ER	27599	15-Mar-96	*
102	Boeing	757-200ER	26276	15-Mar-96	*
103	Boeing	767-300ER	27686	21-May-00	*
104	Boeing	767-300ER	29383	16-Apr-99	*
105	Boeing	767-300ER	28884	25-Feb-99	*
106	Boeing	767-300ER	28206	26-Mar-98	*
107	Boeing	767-300ER	27615	10-Dec-97	*
108	Boeing	767-300ER	27600	16-Apr-97	*
109	Boeing	767-300ER	27613	24-Mar-97	*
110	Boeing	767-300ER	26329	19-Dec-96	*
111	Boeing	767-300ER	26328	03-Dec-96	*
112	Boeing	767-300ER	27611	31-Oct-96	*
113	Boeing	767-300ER	26327	17-Jul-96	*
114	Boeing	767-300ER	28098	10-May-96	*
115	Boeing	767-300ER	27597	15-Feb-96	*
116	Boeing	767-300ER	27619	06-Nov-95	*
117	Boeing	767-300ER	27958	18-Aug-95	*

*	Indicates that certain information contained herein has been omitted and filed seperately with the Securitites and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
ILFC Amendment No. 1 to 2011 Facility

	Manufacturer	Model	MSN	DOM	Current Lease Expiry
118	Boeing	767-300ER	27957	28-Jul-95	*
119	Boeing	767-300ER	26261	03-May-95	*
120	Boeing	767-300ER	26264	10-Oct-94	*
121	Boeing	767-300ER	25531	30-Mar-92	*
122	Boeing	767-300ER	25137	13-Jul-91	*
123	Boeing	767-300ER	24259	09-Jun-89	*
124	Boeing	767-300ER	24258	17-Feb-89	*
125	Boeing	767-300ER	24257	02-Feb-89	*
126	Boeing	777-200ER	28682	21-Mar-01	*
127	Boeing	777-200ER	28681	14-Feb-01	*
128	Boeing	777-200ER	29908	16-Jul-99	*
129	Boeing	777-200ER	28675	21-May-99	*
130	Boeing	777-200ER	27609	19-Feb-99	*
131	Boeing	777-200ER	27608	02-Oct-98	*
132	Boeing	777-200ER	27607	17-Jun-98	*
133	McDonnell Douglas	MD-11	48563	10-Nov-95	*
134	McDonnell Douglas	MD-11	48632	28-Mar-95	*
135	McDonnell Douglas	MD-11	48633	31-Mar-94	*
136	McDonnell Douglas	MD-11	48555	12-Dec-93	*
137	McDonnell Douglas	MD-11	48519	22-Apr-93	*
138	McDonnell Douglas	MD-11	48437	15-Apr-93	*
139	McDonnell Douglas	MD-11	48518	08-Mar-93	*

*	Indicates that certain information contained herein has been omitted and filed seperately with the Securitites and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
ILFC Amendment No. 1 to 2011 Facility

Schedule 9.18
“Eligible Aircraft”
None
ILFC Amendment No. 1 to 2011 Facility

EXHIBIT K
SECURITY AND GUARANTEE AGREEMENT
See Separately Attached Execution Copy
ILFC – Security and Guarantee Agreement

EXECUTION COPY

SECURITY AND GUARANTEE AGREEMENT
Dated as of April 16, 2010
among
FLYING FORTRESS INC.,
FLYING FORTRESS US LEASING INC.,
FLYING FORTRESS IRELAND LEASING LIMITED,
THE ADDITIONAL GUARANTORS REFERRED TO HEREIN
and
CITICORP USA, INC.
as Collateral Agent

2

TABLE OF CONTENTS

Page
ARTICLE I
DEFINITIONS AND INTERPRETATION
Section 1.01 Certain Defined Terms	2
Section 1.02 Accounting Terms	8
Section 1.03 Other Definitional Provisions	8
ARTICLE II
GUARANTEE
Section 2.01 Guarantee; Limitation of Liability	8
Section 2.02 Guarantee Absolute	9
Section 2.03 Waivers and Acknowledgments	10
Section 2.04 Subrogation	11
Section 2.05 Continuing Guarantee	12
Section 2.06 Payments Free and Clear of Taxes, Etc	12
Section 2.07 Right of Set-off	12
Section 2.08 Subordination	12
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties of each Guarantor	13
Section 3.02 Additional Representations and Warranties of the Guarantors	15
ARTICLE IV
COVENANTS
Section 4.01 Covenants	17
ARTICLE V
GRANT OF SECURITY INTEREST; REMEDIES
Section 5.01 Grant of Security Interest	19

i

ii

Page
Section 6.11 Non-Invasive Provisions	35
Section 6.12 Limited Liability	36
Section 6.13 USA Patriot Act	36
Section 6.14 WAIVER OF JURY TRIAL	36

SCHEDULES
Schedule I	Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization, Organizational Identification Number and Trade Names
Schedule II	Pledged Equity
Schedule III	Changes in Name, Location, Etc.
Schedule 3.02(g)	Authorizations and Approvals
Schedule 4.01(f)	Insurance
EXHIBITS
Exhibit A	Form of Guarantee Supplement
Exhibit B	Form of Collateral Supplement

iii

SECURITY AND GUARANTEE AGREEMENT

Dated as of April 16, 2010
          THIS SECURITY AND GUARANTEE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is made by Flying Fortress Inc., a California corporation (“Holdco I”), Flying Fortress US Leasing Inc., a California corporation (the “Initial Parent Holdco (California)”), Flying Fortress Ireland Leasing Limited, a company incorporated under the laws of Ireland (the “Initial Parent Holdco (Ireland)”, and together with the Initial Parent Holdco (California), collectively, the “Initial Parent Holdcos” and individually, an “Initial Parent Holdco”), the Additional Guarantors (as defined below) (Holdco I, the Initial Parent Holdcos and the Additional Guarantors being, collectively, the “Guarantors”, and individually, each a “Guarantor”), and Citicorp USA, Inc. (“CUSA”), as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to Section 6.05 below, the “Collateral Agent” or the “Agent”) for the Secured Parties. Capitalized terms used herein without definition shall be interpreted in accordance with Section 1.03.
PRELIMINARY STATEMENTS
          (A) International Lease Finance Corporation (the “Company”), the Banks party thereto and Citicorp USA, Inc. as administrative agent for the Banks (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), are parties to a Five-Year Revolving Credit Agreement dated as of October 13, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $2,500,000,000.
          (B) The Company desires to extend the Termination Date under the Credit Agreement, and has requested that the Banks thereunder extend such Termination Date by entering into Amendment No. 1 to the Credit Agreement, dated as of April 16, 2010 (the “Amendment”), pursuant to which each 2012 Bank shall, among other things, exchange its Commitment existing immediately prior to the Amendment Effective Date (as defined in the Amendment) for a new commitment with an extended Termination Date, on the terms and conditions set forth in the Amendment.
          (C) In connection with Amendment, (i) the Company shall form Holdco I which shall be a special purpose direct Wholly-owned Subsidiary of the Company, (ii) Holdco I shall form or acquire the Parent Holdcos (including the Initial Parent Holdcos), each of which shall be a special purpose direct Wholly-owned Subsidiary of Holdco I and (iii) each Parent Holdco shall form or acquire each Pledged SPE (as defined below) and, if applicable, each Intermediate Lessee (as defined below), with each such Pledged SPE and Intermediate Lessee being a special purpose direct Wholly-owned Subsidiary of a Parent Holdco. Each Pledged SPE shall Own Eligible Aircraft (as defined in the Credit Agreement).
          (D) Holdco I is the owner of the Equity Interests (as defined below) issued by the Initial Parent Holdcos (the “Initial Pledged Parent Holdco Equity”) set forth opposite
ILFC – Security and Guarantee Agreement

Holdco I’s name on and as otherwise described in Schedule II hereto, and each Initial Parent Holdco is the owner of the Equity Interests issued by the Pledged SPEs (if any) and Intermediate Lessees (if any) existing on the date hereof (the “Initial Pledged SPE and Intermediate Lessee Equity”, and together with the Initial Pledged Parent Holdco Equity, the “Initial Pledged Equity”) set forth opposite such Initial Parent Holdco’s name on and as otherwise described in Schedule II hereto.
          (E) Holdco I will be the owner of a deposit account (the “Holdco I Cash Collateral Account”, and together with any other cash collateral account in which a security interest will be granted hereunder, the “Cash Collateral Accounts”), in each case maintained with Citibank, N.A. or Bank of America, N.T.&S.A. in New York, New York.
          (F) It is a condition precedent to the effectiveness of the Amendment and the extension of the Termination Date with respect to the 2012 Banks that the Guarantors execute and deliver this Agreement, to, among other things, enter into the Guarantee (as defined below) and grant the security interest contemplated hereby.
          (G) The Guarantors are entering into this Agreement in order to guarantee the Guaranteed Obligations (as defined below) and to grant to the Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as defined below).
          (H) Each Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Amendment.
          NOW, THEREFORE, in consideration of the premises and in order to induce the 2012 Banks to enter into the Amendment and to extend the Termination Date, each Guarantor hereby jointly and severally agrees as follows:
Section 8.
DEFINITIONS AND INTERPRETATION
          8.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):
          “Account Collateral” has the meaning specified in Section 5.01(b).
          “Additional Guarantor” has the meaning specified in Section 6.01(d).
          “Agent” has the meaning specified in the first paragraph to this Agreement.
          “Agreement” has the meaning specified in the first paragraph of this Agreement.
          “Amendment” has the meaning specified in the Preliminary Statements to this Agreement.
ILFC – Security and Guarantee Agreement

          “Bankruptcy Law” has the meaning specified in Section 2.01(b).
          “Cash Collateral Accounts” has the meaning specified in the Preliminary Statements to this Agreement.
          “Cash Equivalents” means, in each case, book-entry securities, negotiable instruments or securities in bearer or registered form that evidence: (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds); (b) demand deposits, time deposits or certificates of deposit of the Collateral Agent or of depositary institutions or trust companies organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank) (i) having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds; provided that at the time of investment or contractual commitment to invest therein, the short-term debt rating of such depositary institution or trust company shall be at least “A-1” by S&P and “P-1” by Moody’s and the long-term debt rating of such depositary or institution or trust company shall be at least A1 by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of “AA” by S&P and “Aa1” by Moody’s; (c) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (b) of this definition; (d) corporate or municipal debt obligations (including open market commercial paper) (i) having remaining maturities of no more than 365 days, or such lesser time as is required for the distribution of funds, and having, at the time of the investment or contractual commitment to invest therein, a rating of at least “A-1+” or “AA” by S&P and “P-1” or “Aa1” by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of “AA” by S&P and “Aa1” by Moody’s; (e) investments in money market funds (including funds in respect of which the Collateral Agent or any of its Affiliates is investment manager or advisor, including but not limited to Citicorp USA, Inc. money market funds) having a rating of at least “AA” by S&P and “Aa2” by Moody’s previously approved by the Company or the Collateral Agent; or (f) notes or bankers’ acceptances (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds) issued by any depositary institution or trust company satisfying the criteria described in clause (b) above; provided, however, that no investment shall be made in any obligations of any depositary institution or trust company which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by the Company or any Guarantor to or for the credit or the account of such depositary institution or trust company; provided further, that if, at any time, the rating of any of the foregoing investments falls below “BBB” by S&P or Baa2” by Moody’s, such downgrades investments shall no longer constitute “Cash Equivalents”.
          “Collateral” has the meaning specified in Section 5.01.
          “Collateral Agent” has the meaning specified in the first paragraph to this Agreement.
ILFC – Security and Guarantee Agreement

          “Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit B hereto.
          “Company” has the meaning specified in the Preliminary Statements to this Agreement.
          “Credit Agreement” has the meaning specified in the Preliminary Statements to this Agreement.
          “Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such             shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
          “Guarantee” means the guarantee of the Guarantors set forth in Article II hereof.
          “Guarantee Supplement” has the meaning specified in Section 6.01(d).
          “Guaranteed Obligations” has the meaning specified in Section 2.01(a).
          “Guarantor” has the meaning specified in the first paragraph to this Agreement.
          “Guarantor Material Adverse Effect” means (a) a material adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise) or operating results of the Guarantors taken as a whole, the result of which is a material impairment of the ability of the Guarantors taken as a whole to perform their respective obligations under any Loan Document, (b) a material impairment of the totality of rights and remedies of, or benefits available to, any Secured Party under the Loan Documents or (c) a material adverse effect on the value of the Collateral taken as a whole.
          “Holdco I” has the meaning specified in the first paragraph to this Agreement.
          “Holdco I Cash Collateral Account” has the meaning specified in the Preliminary Statements to this Agreement.
          “Holdco I DACA” shall mean the Deposit Account Control Agreement, among Holdco I, Agent, and the relevant depositary bank, in form and substance
ILFC — Security and Guarantee Agreement

reasonably satisfactory to Holdco I, Agent and the relevant depositary bank.
          “Indemnified Party” has the meaning specified in Section 6.04.
          “Indenture” means the Indenture, dated as of August 1, 2006, between the Company and Deutsche Bank Trust Company Americas, as trustee, as amended, supplemented or otherwise modified from time to time.
          “Initial Parent Holdco” has the meaning specified in the first paragraph to this Agreement.
          “Initial Parent Holdco (California)” has the meaning specified in the first paragraph to this Agreement.
          “Initial Parent Holdco (Ireland)” has the meaning specified in the first paragraph to this Agreement.
          “Initial Pledged Equity” has the meaning specified in the Preliminary Statements to this Agreement.
          “Initial Pledged Parent Holdco Equity” has the meaning specified in the Preliminary Statements to this Agreement.
          “Initial Pledged SPE and Intermediate Lessee Equity” has the meaning specified in the Preliminary Statements to this Agreement.
          “Intermediate Lessee” means each direct Wholly-owned Subsidiary (subject to the Local Requirements Exception) of a Parent Holdco other than any Pledged SPE, all of whose issued and outstanding Equity Interests constitute Collateral.
          “Irish Act” means the Irish Land and Conveyancing Law Reform Act 2009.
          “Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 11.1.3 of the Credit Agreement. Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing arising from or under any Loan Document that the Administrative Agent or the Collateral Agent, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.
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          “Parent Holdco” means the Initial Parent Holdcos and any other direct Wholly-owned Subsidiary (subject to the Local Requirements Exception) of Holdco I formed or acquired after the date hereof, each of whom shall execute and deliver a Guarantee Supplement.
          “Permitted Holdco I Activities” means, with respect to Holdco I, (a) the execution, delivery and performance of its obligations under this Agreement or any other agreement or document required by the terms of the Loan Documents, (b) the establishment, formation, purchase, acquisition, holding, maintenance or permitted sale or other disposition of any Parent Holdco, and (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
          “Permitted Intermediate Lessee Activities” means, with respect to an Intermediate Lessee, (a) the execution, delivery and performance of its obligations under any agreement or document required by the terms of the Loan Documents, (b) the acquisition, ownership, holding, conversion, maintenance, modification, management, operation, leasing, re-leasing, subleasing and sale or other disposition of any Eligible Aircraft or related assets and the entry into all agreements and engaging in all related activities incidental thereto, including from time to time accepting, exchanging, holding promissory notes, contingent payment obligations or Equity Interests of lessees or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent, of such lessees or their respective Affiliates, (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company, Holdco I or a Parent Holdco, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
          “Permitted Parent Holdco Activities” means, with respect to a Parent Holdco, (a) the execution, delivery and performance of its obligations under this Agreement or any other agreement or document required by the terms of the Loan Documents, (b) the establishment, formation, purchase, acquisition, holding, maintenance or permitted sale or other disposition of any Pledged SPE or Intermediate Lessee, (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company or Holdco I, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
          “Permitted Pledged SPE Activities” means, with respect to a Pledged SPE, (a) the execution, delivery and performance of its obligations under any agreement or document required by the terms of the Loan Documents, (b) the acquisition, ownership, holding, conversion, maintenance, modification, management, operation,
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leasing, re-leasing, subleasing and sale or otherwise disposition of any Eligible Aircraft or related assets and the entry into all agreements and engaging in all related activities incidental thereto, including from time to time accepting, exchanging, holding promissory notes, contingent payment obligations or Equity Interests of lessees or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent, of such lessees or their respective Affiliates, (c) activities permitted or required under Sections 4 and 5 hereof, and (d) all other activities incidental thereto or that are immaterial, including contracting for management services from the Company, Holdco I or a Parent Holdco, the incurrence and lending of intercompany indebtedness and payments in respect thereof, and other activities and actions taken in accordance with Leasing Company Practice.
     “Pledged Debt” means all the Indebtedness from time to time owing by any Guarantor, any Pledged SPE, any Intermediate Lessee or the Company to any Guarantor.
     “Pledged Debt Collateral” has the meaning specified in Section 5.01(a)(iii).
     “Pledged Equity” has the meaning specified in Section 5.01(a)(ii).
     “Pledged SPE” means each direct Wholly-owned Subsidiary (subject to the Local Requirements Exception) of a Parent Holdco that Owns any Eligible Aircraft, all of whose issued and outstanding Equity Interests constitute Collateral. Each Pledged SPE shall be organized under the laws of Delaware, California, Utah, Ireland or any other jurisdiction reasonably acceptable to the Collateral Agent.
     “Post Petition Interest” has the meaning specified in Section 2.08(b).
     “Receiver” means any one or more receivers and/or managers appointed by the Collateral Agent in respect of each relevant Guarantor or over all or any part of the Irish Collateral.
     “Secured Obligations” has the meaning specified in Section 5.02.
     “Secured Parties” means the Agent and the 2012 Banks.
     “Security Collateral” has the meaning specified in Section 5.01(a).
     “Security Interest” means any mortgage, pledge, lien, charge, assignment, hypothecation or right in security or security interest, trust arrangement for the purpose of providing security, retention of title arrangement or any other agreement or arrangement having the effect of conferring security.
     “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities of such Person and (b) such Person is not and will not be rendered insolvent
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as a result of the transactions contemplated by the Loan Documents.
          “Subagent” has the meaning specified in Section 5.11.
          “Subordinated Obligations” has the meaning specified in Section 2.08.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.
          8.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.
          8.03. Other Definitional Provisions. In this Agreement and each other Loan Document, (a) in the computation of periods of time from a specified date to a later specified date, (i) the word “from” means “from and including” and (ii) the words “to” and “until” each mean “to but excluding”, (b) references to any agreement or contract “as amended” means and shall be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, (c) terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement, and unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC are used in this Agreement as such terms are defined in such Article 8 or 9, (d) references to “writing” include printing, typing, lithography and other means of reproducing words in a tangible visible form, (e) the words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, (f) Section, Article, Schedule and Exhibit references contained in this Agreement are references to Sections, Articles, Schedules and Exhibits in or to this Agreement unless otherwise specified and (g) the term “including” shall mean “including without limitation”.
Section 9.
GUARANTEE
          9.01. Guarantee; Limitation of Liability. a. Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party to any Secured Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all
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reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agent or any other Secured Party in enforcing any rights under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
          b. Each Guarantor, and by its acceptance of this Guarantee, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 11.1.3 of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
          c. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
          9.02. Guarantee Absolute. Each Guarantor hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guarantee are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guarantee, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses (other than payment in full of the Guaranteed Obligations) it may now have or hereafter acquire in any way relating to, any or all of the following:
     1. any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
     2. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other
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Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
     3. any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guarantee, for all or any of the Guaranteed Obligations;
     4. any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
     5. any change, restructuring or termination of the organizational structure or existence of any Loan Party or any of its Subsidiaries;
     6. any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor hereby waiving any duty on the part of the Secured Parties to disclose such information);
     7. the failure of any other Person to execute or deliver this Agreement, any Guarantee Supplement or any other guarantee or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
     8. any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety (other than payment in full of the Guaranteed Obligations).
This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Loan Party or otherwise, all as though such payment had not been made.
         9.03. Waivers and Acknowledgments. a. Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.
ILFC – Security and Guarantee Agreement

          b. Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guarantee and acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
          c. Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
          d. Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.
          e. Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2.02 and this Section 2.03 are knowingly made in contemplation of such benefits.
          9.04. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Guarantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of any Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Company, any other Guarantor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Guarantor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, while any Event of Default has occurred and is continuing, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash and the 2012 Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time, while any Event of Default has occurred and is continuing, prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article II and termination or expiration of the 2012 Commitments, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guarantee thereafter arising. If
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(i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash, and (iii) the 2012 Commitments shall have been terminated or expired, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Article II.
          9.05. Continuing Guarantee. This Guarantee is a continuing guarantee and shall (a) remain in full force and effect until payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Agreement and termination or expiration of the 2012 Commitments, or, with respect to any Parent Holdco, the sale, transfer or other disposition of such Parent Holdco in accordance with the terms of the Loan Documents, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns.
          9.06. Payments Free and Clear of Taxes, Etc. Section 6.4 of the Credit Agreement shall apply to this Agreement mutatis mutandis.
          9.07. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request referred to in Section 11.2 of the Credit Agreement to authorize the Agent to declare the Loans due and payable pursuant to the provisions of said Section 11.2, each Secured Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Loan Documents, irrespective of whether such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. Each Secured Party agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party and their respective Affiliates under this Section 2.07 are in addition to other rights and remedies (including, without limitation, other rights of set off) that such Secured Party and their respective Affiliates may have.
          9.08. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 2.08:
     a. Prohibited Payments, Etc. Except during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any
ILFC – Security and Guarantee Agreement

proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.
          b. Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
          c. Turn-Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer.
          d. Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
Section 10.
REPRESENTATIONS AND WARRANTIES
          10.01. Representations and Warranties of each Guarantor. Each Guarantor represents and warrants to each of the Secured Parties as follows:
      1. Such Guarantor is an entity duly organized or incorporated and validly existing under the laws of its jurisdiction of organization or incorporation, and has the corporation, trust or other power to own its property and carry on its business as now being conducted and is duly qualified and in good standing, if applicable, as a foreign corporation or other entity authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Guarantor Material Adverse Effect.
      2. The execution and delivery by such Guarantor of this Agreement and the performance by such Guarantor of its obligations hereunder (i) are within the corporate,
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trust or other powers of such Guarantor, (ii) have been duly authorized by all necessary corporate, trust or other action on the part of such Guarantor, (iii) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions and licenses (if any shall be required) from Governmental Authorities and other Persons, except for any such approvals, authorizations, consents, registrations, notices, exemptions or licenses non-receipt of which could not reasonably be expected to have a Guarantor Material Adverse Effect, (iv) do not and will not contravene or conflict with any provision of (A) law, (B) any judgment, decree or order to which such Guarantor or any of its Subsidiaries is a party or by which such Guarantor or any of its Subsidiaries is bound, (C) the charter, bylaws, constitutional or other organizational documents of such Guarantor or any of its Subsidiaries, or (D) any provision of (1) the Indenture (including, without limitation, Sections 1006, 1007, 1008 and 1009 thereof) or (2) any other agreement or instrument binding on such Guarantor or any of its Subsidiaries, or any agreement or instrument of which such Guarantor is aware affecting the properties of such Guarantor or any of its Subsidiaries, except with respect to (A), (B) and (D) above, for any such contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, and (v) do not and will not result in or require the creation or imposition of any Lien on any of such Guarantor’s or its Subsidiaries’ properties other than the Lien in favor of the Agent for the benefit of the Secured Parties in the Collateral granted under this Agreement and Permitted Collateral Liens.
     3. This Agreement is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to bankruptcy, insolvency, examinorship, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     4. Such Guarantor is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, required to register thereunder, or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     5. Such Guarantor maintains insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, to such extent and against such hazards and liabilities as is commonly maintained, or caused to be maintained, as the case may be, by companies similarly situated. Each Pledged SPE maintains, or, in the case of any property Owned by such Pledged SPE and leased to lessees, such Pledged SPE (or the applicable Intermediate Lessee) has contractually required such lessees to maintain, insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, covering such risks and in such amounts as set forth in Schedule 4.01(f).
     6. Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information
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pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Guarantor.
     7. The Guarantors will be, as of the Collateral Value Effective Date and on each Appraisal Date thereafter, together with their respective Subsidiaries, taken as a whole, Solvent.
     8. Holdco I is a direct Wholly-owned Subsidiary of the Company, each Parent Holdco is a direct Wholly-owned Subsidiary of Holdco I and each Pledged SPE and each Intermediate Lessee is a direct Wholly-owned Subsidiary of a Parent Holdco.
     9. Each Pledged SPE Owns any Eligible Aircraft specified as being Owned by it free and clear of all Liens other than Permitted Collateral Liens.
     10. In each case, since the date of such Person’s organization, (i) Holdco I has not engaged in any activity other than Permitted Holdco I Activities, (ii) each Parent Holdco has not engaged in any activity other than Permitted Parent Holdco Activities, (iii) each Pledged SPE has not engaged in any activity other than Permitted Pledged SPE Activities, and (iv) each Intermediate Lessee has not engaged in any activity other than Permitted Intermediate Lessee Activities.
          10.02. Additional Representations and Warranties of the Guarantors. Each Guarantor represents and warrants to each of the Secured Parties as follows:
     1. Such Guarantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. Such Guarantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to such Guarantor is true and accurate in all respects. Such Guarantor has not previously changed its name, location, chief executive office, type of organization or incorporation, as applicable, jurisdiction of organization or incorporation, as applicable, or organizational or incorporation identification number from those set forth in Schedule I hereto except as disclosed in Schedule III hereto.
     2. All Security Collateral consisting of certificated securities and instruments existing as of the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date) has been delivered to the Agent.
     3. Such Guarantor is the legal and beneficial owner of the Collateral of such Guarantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or Permitted Collateral Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Guarantor as debtor with respect to such Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to the Loan Documents, or otherwise with respect to Permitted Collateral Liens.
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     4. The Pledged Equity pledged by such Guarantor hereunder has been duly authorized and validly issued and is fully paid and non assessable. With respect to any Pledged Equity that is an uncertificated security issued by an issuer organized under the laws of the United States or any State thereof, such Guarantor has caused such issuer either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Guarantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Guarantor (and, for the avoidance of doubt, such issuer will not comply with any such instructions originated by such Guarantor only upon the occurrence and during the continuance of an Event of Default). If any Security Collateral issued by an issuer organized under the laws of the United States or any State thereof is not a security pursuant to Section 8-103 of the UCC, no Guarantor shall take any action that, under such Section 8-103, converts such Security Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Security Collateral, which it shall deliver to the Agent as provided in Section 5.03. If such Guarantor is an issuer of Pledged Equity, such Guarantor confirms that it has received notice of the security interest granted under this Agreement.
     5. The Initial Pledged Equity pledged by such Guarantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.
     6. All filings and other actions (including without limitation, actions necessary to obtain control of Collateral as provided in Sections 9-104 or 9-106 of the UCC) necessary to perfect the security interest in the Collateral of such Guarantor created under this Agreement existing on the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date) have been duly made or taken and are in full force and effect, or will be taken within the required time periods as set out by applicable laws outside of the United States, and this Agreement creates in favor of the Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Guarantor existing on the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date), securing the payment of the Secured Obligations, except for Permitted Collateral Liens.
     7. Except for such authorizations and approvals listed on Schedule 3.02(g) hereto, which have been obtained and remain in full force and effect as of the date hereof, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the United States or any State thereof (or in the case of the Equity Interests of Initial Parent Holdco (Ireland), Ireland) or any other third party is required for (i) the grant by such Guarantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Guarantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest as contemplated hereby), except for the filing of financing and continuation statements under the UCC and certain filings in Ireland that will be made within 21 days after the date hereof, and the actions
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required to be taken pursuant to Section 5.03 with respect to Security Collateral, which actions have been taken and are in full force and effect in respect of Security Collateral existing on the date hereof (or, with respect to any other date on which this representation is made, repeated, brought down or otherwise deemed made, existing as of such date) or (iii) the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or any other applicable laws.
SECTION 11.
COVENANTS
          11.01. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid or any 2012 Bank shall have any 2012 Commitment, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries, as applicable, to perform or observe, and in addition, each Guarantor agrees that:
     1. Separate Existence. Each Guarantor shall, and shall cause each of its Subsidiaries to, maintain its existence as a separate corporation, trust or other Person for the sole purpose of (i) in the case of each Pledged SPE, owning, leasing and disposing of the Eligible Aircraft and activities incidental thereto and other Permitted Intermediate Lessee Activities, (ii) in the case of each Intermediate Lessee, leasing the Eligible Aircraft and activities incidental thereto and other Permitted Pledged SPE Activities, and (iii) in the case of each Guarantor, holding and disposing of the assets contemplated to be held hereunder and entering into the Loan Documents and the transactions contemplated thereby and activities incidental thereto and, in the case of Holdco I, Permitted Holdco I Activities. Each Guarantor shall, and shall cause each of its Subsidiaries to, maintain certain policies and procedures relating to its separateness, including, (x) maintaining its own books and records (other than any Guarantor, Pledged SPE or Intermediate Lessee which is a trust) and maintaining its assets and liabilities in such a manner that it is not difficult to segregate, identify or ascertain such assets and liabilities from those of the Company, other Guarantors, other Pledged SPEs, other Intermediate Lessees or any other Person, and (y) holding itself out to creditors and the public as a legal entity (other than any trust) separate and distinct from the Company, other Guarantors, other Pledged SPEs, other Intermediate Lessees or any other Person (except for consolidated tax returns, financial statements and similar reports). For the avoidance of doubt, the Company (or a Subsidiary thereof) may act as a “servicer” to any Guarantor or any Subsidiary thereof and in such capacity may perform, or cause to be performed, leasing, administration, sale, aircraft and equipment maintenance and related services on behalf of such Guarantor or such Subsidiary.
     2. Limitation on Indebtedness. No Guarantor may, and may not permit any of its Pledged SPEs or Intermediate Lessees to, incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment
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of, contingently or otherwise, whether present or future, any Indebtedness other than (i) in the case of the Guarantors, Indebtedness in respect of the Guarantee hereunder, (ii) leases and obligations to lessees, trustees and others under the leases, trust agreements and other documents related thereto, including any Indebtedness owed to any lessee under any such agreement or the lease with respect to maintenance contributions, redelivery condition adjustment payments or any other obligation of any Guarantor, Pledged SPE or Intermediate Lessee to a lessee, in each case that is incurred in accordance with Leasing Company Practice; (iii) Indebtedness of any Guarantor, Pledged SPE or Intermediate Lessee owed to the Company or any of its Subsidiaries; provided that, no such Indebtedness shall be permitted unless (x) such Indebtedness has been subordinated to the Guaranteed Obligations on the terms set forth herein or, to the extent such terms are not applicable, on terms reasonably acceptable to the Collateral Agent, and (y) in the case of any Pledged Debt Collateral, the Collateral Agent has a first priority perfected security interest in such Pledged Debt Collateral, subject to Permitted Collateral Liens, and such Pledged Debt Collateral is, or when issued, will be, evidenced by an instrument which has been delivered and indorsed to the Collateral Agent; (iv) Indebtedness required in connection with repossession of an Aircraft or any engine related thereto; and (v) Indebtedness in favor of the issuer of a surety, letter of credit or similar instrument to be obtained by any Guarantor, Pledged SPE or Intermediate Lessee in connection with the repossession or detention of an Aircraft or other enforcement action under a lease.
     3. Permitted Activities. (i) Holdco I shall not engage in any activity other than Permitted Holdco I Activities, (ii) each Parent Holdco shall not engage in any activity other than Permitted Parent Holdco Activities, (iii) each Pledged SPE shall not engage in any activity other than Permitted Pledged SPE Activities, and (iv) each Intermediate Lessee shall not engage in any activity other than Permitted Intermediate Lessee Activities.
     4. Equity Interests Ownership. Holdco I shall at all times remain a direct Wholly-owned Subsidiary of the Company, each Parent Holdco shall at all times remain a direct Wholly-owned Subsidiary of Holdco I (unless transferred in accordance with the Credit Agreement) and each Pledged SPE and each Intermediate Lessee shall at all times remain a direct Wholly-owned Subsidiary of a Parent Holdco, in each case subject to the Local Requirements Exception, it being understood that Holdco I and any Parent Holdco may sell or otherwise dispose of the Equity Interests of a Parent Holdco, a Pledged SPE, as the case may be, in accordance with Section 9.9, Section 9.18 and Section 9.19 of the Credit Agreement and Section 5.14 of this Agreement, and that, in connection with any permitted sale or other disposal of the Equity Interests of any Pledged SPE, such Parent Holdco may sell or otherwise dispose of any Intermediate Lessee leasing any Eligible Aircraft Owned by such Pledged SPE, provided that such Intermediate Lessee is not, at the time of such sale or other disposal, leasing any Eligible Aircraft Owned by any other Pledged SPE.
     5. No Other Subsidiaries. Holdco I shall not have any subsidiaries other than Parent Holdcos, Pledged SPEs and Intermediate Lessees.
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     6. Insurance. Each Guarantor shall maintain insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, to such extent and against such hazards and liabilities as is commonly maintained, or caused to be maintained, as the case may be, by companies similarly situated. Each Pledged SPE shall maintain, or, in the case of any property Owned by such Pledged SPE and leased to lessees, such Pledged SPE (or the applicable Intermediate Lessee) has contractually required such lessees to maintain, insurance with insurers or reinsurers of recognized responsibility or pursuant to governmental indemnities, covering such risks and in such amounts as set forth in Schedule 4.01(f).
     7. Additional Parent Holdcos. Each Parent Holdco formed or acquired after the date hereof shall, and each Guarantor shall cause such Parent Holdco to, execute and deliver a Guarantee Supplement promptly upon the formation or acquisition of such Parent Holdco. Each Parent Holdco shall deliver to the Agent updated schedules to this Agreement promptly upon formation or acquisition by such Parent Holdco of any Pledged SPE or Intermediate Lessee.
Section 12.
GRANT OF SECURITY INTEREST; REMEDIES
     12.01. Grant of Security Interest. Each Guarantor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in such Guarantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Guarantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):
     1. the following (the “Security Collateral”):
     i. the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;
     ii. all additional shares of stock and other Equity Interests from time to time acquired by such Guarantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; and
     iii. the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received,
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receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”).
2.	the following (collectively, the “Account Collateral”):
     i. the Cash Collateral Accounts and in each case all funds and financial assets from time to time deposited therein or credited thereto (including, without limitation, all Cash Equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account;
     ii. all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Agent for or on behalf of such Guarantor in substitution for or in addition to any or all of the then existing Account Collateral; and
     iii. all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and
     3. all proceeds of, collateral for, income and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) and (b) of this Section 5.01 and this clause (c)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guarantee, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash;
provided, however, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing, the Company and each Guarantor shall have the right, to the exclusion of the Agent, to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Security Collateral (other than the Pledged Debt), (ii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and (iii) subject to satisfaction of the conditions for the release of such Collateral set forth in Section 5.04(b) hereof, the Account Collateral (and once paid in accordance with such Section 5.04(b) shall be free and clear of the Lien hereof and shall not constitute Collateral).
          12.02. Security for Obligations. In the case of each Guarantor, the grant of the security interest set forth in Section 5.01 is made to the Agent to secure, for the ratable benefit of the Secured Parties, payment in full in cash when due of all Obligations of such Guarantor and each other Loan Party to any Secured Party, now or hereafter existing under this Agreement and the other Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including interest on such obligations accruing after, and fees and expenses arising after, the commencement of any proceeding under Title 11 of the United States Code or any similar proceeding under state or federal law for the dissolution,
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restructuring, reorganization, liquidation or the winding up of such Guarantor or such Loan Party, regardless of whether such interest, fees, or expenses are allowed as a claim against such Guarantor or such Loan Party in any such proceeding), fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses in accordance with Section 6.04(a) or otherwise. The obligations of the Guarantors and the other Loan Parties described in this Section 5.02 are referred to herein, collectively, as the “Secured Obligations”.
          12.03. Delivery and Control of Security Collateral.
          a. All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank and undated, all in form and substance reasonably satisfactory to the Agent. The Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to any Guarantor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 5.07(a). In addition, the Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.
          b. With respect to any Security Collateral in which any Guarantor has any right, title or interest and that constitutes an uncertificated security issued by an issuer organized under laws of the Untied States or any State thereof, such Guarantor will cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Guarantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Guarantor (and, for the avoidance of doubt, such issuer will not comply with any such instructions originated by such Guarantor only upon the occurrence and during the continuance of an Event of Default), such authenticated record to be in form and substance reasonably satisfactory to the Agent. If any Security Collateral is not a security pursuant to Section 8-103 of the UCC, no Guarantor shall take any action that, under such Section, converts such Security Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Security Collateral, which it shall deliver to the Agent as provided in this Section 5.03.
          c. With respect to any Security Collateral in which any Guarantor has any right, title or interest and that is not a security pursuant to Section 8-103 of the UCC, upon the request of the Agent upon the occurrence and during the continuance of an Event of Default, such Guarantor will notify the issuer of such Security Collateral that such Security Collateral is subject to the security interest granted hereunder.
          12.04. The Account Collateral. 1. Until payment in full in cash of the Secured Obligations and termination or expiration of the 2012 Commitments, (A) Holdco I shall maintain the Holdco I Cash Collateral Account and shall maintain the Holdco I DACA in full force and effect, and (B) the Agent may, at any time and without notice to, or consent from, Holdco I
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transfer, or direct the transfer of, funds from the Holdco I Cash Collateral Account to satisfy the Secured Obligations if an Event of Default shall have occurred and be continuing.
          2. So long as no Event of Default shall have occurred and be continuing, if Holdco I shall have Cash Collateralized the Secured Obligations pursuant to and in accordance with Section 13.8(a) of the Credit Agreement and thereafter the aggregate Aircraft Value of the Eligible Aircraft Owned by the Pledged SPEs, determined in accordance with the three Appraisal Reports by the Appraisers most recently delivered to the Agent pursuant to Section 9.17 of the Credit Agreement, exceeds the Required Collateral Amount (or the Minimum Required Collateral Amount if such determination is made prior to the Collateral Value Effective Date) as set forth in a Required Collateral Determination Certificate delivered to the Agent, the relevant depositary bank shall pay and release to Holdco I or to Holdco I’s order or, at the request of the Company, to the Agent to be applied to the Secured Obligations, such amount, if any, as is then on deposit in the Holdco I Cash Collateral Account as requested, provided that, after giving effect to such payment and release, the Aggregate Collateral Value shall not be less than the Required Collateral Amount (or the Minimum Required Collateral Amount if such determination is made prior to the Collateral Value Effective Date), as certified by the Company in a Required Collateral Determination Certificate delivered to the Agent.
          3. If the Company shall be required to prepay and permanently reduce Committed Loans pursuant to Section 13.8(a)(iv)(B) of the Credit Agreement, the Agent may, not earlier than the last day required for such prepayment and permanent reduction unless otherwise agreed by the Company, upon notice to the Company and Holdco I, charge, set off and otherwise apply all or any part of the amount required to be so prepaid pursuant to such Section against any funds held with respect to the Account Collateral.
          12.05. Further Assurances.
          a. Each Guarantor agrees that from time to time it will, at its own expense, promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary, or that the Agent may reasonably request and that are necessary, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Guarantor hereunder or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Guarantor will, promptly with respect to Collateral of such Guarantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form reasonably satisfactory to the Agent; (ii) at the Agent’s request, file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Agent may reasonably request and that are necessary, in order to perfect and preserve the security interest granted or purported to be granted by such Guarantor hereunder; (iii) deliver and pledge to the Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or note powers executed in blank; (iv) at the Agent’s request, take all action necessary to ensure that the Agent has control of Collateral consisting of investment property as provided in Section 9-106 of the UCC; and (v) deliver to the Agent evidence that all other action that the Agent may deem
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reasonably necessary in order to perfect and protect the security interest created by such Guarantor under this Agreement has been taken.
          b. Each Guarantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, in each case without the signature of such Guarantor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Guarantor ratifies its authorization for the Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.
          c. Each Guarantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as the Agent may reasonably request, all in reasonable detail.
          12.06. Post-Closing Changes. No Guarantor will change its name, type of organization or incorporation, as applicable, jurisdiction of organization or incorporation, as applicable, organizational or incorporation identification number or location from those set forth in Section 3.02(a) without first giving at least 30 days’ (or such shorter period of time acceptable to Agent) prior written notice to the Agent and taking all action reasonably required by the Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Guarantor will hold and preserve its records relating to the Collateral and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If any Guarantor does not have an organizational identification number and later obtains one, it will promptly notify the Agent of such organizational identification number.
          12.07. Voting Rights; Dividends; Etc. 1. So long as no Event of Default shall have occurred and be continuing:
     i. Each Guarantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Guarantor or any part thereof for any purpose; provided, however, that such Guarantor will not exercise or refrain from exercising any such right if such action would constitute a breach of a Loan Document.
     ii. Each Guarantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Guarantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that after an Event of Default has occurred and is continuing any and all
     (1) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,
     (2) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total
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liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus and
     (3) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and shall, if received by such Guarantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Guarantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).
     iii. The Agent will execute and deliver (or cause to be executed and delivered) to each Guarantor all such proxies and other instruments as such Guarantor may reasonably request for the purpose of enabling such Guarantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.
2. Upon the occurrence and during the continuance of any Event of Default:
     i. All rights of each Guarantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.07(a)(i) shall cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.07(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.
     ii. All dividends, interest and other distributions that are received by any Guarantor contrary to the provisions of paragraph (i) of this Section 5.07(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Guarantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).
          12.08. Transfers and Other Liens; Additional Shares. 1. Each Guarantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Guarantor except for the pledge, assignment and security interest created under this Agreement and Permitted Collateral Liens.
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     2. Each Guarantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Guarantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Guarantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities.
          12.09. Agent Appointed Attorney-in-Fact. Each Guarantor hereby irrevocably appoints the Agent such Guarantor’s attorney-in-fact, with full authority in the place and stead of such Guarantor and in the name of such Guarantor or otherwise, from time to time in the Agent’s discretion, after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (such power being coupled with an interest), including, without limitation:
     1. to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
     2. to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and
     3. to file any claims or take any action (including any action necessary to consummate the sale or transfer of title to any of the Collateral in accordance with the provisions of the Loan Documents) or institute any proceedings that the Agent may deem reasonably necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Loan Document or the rights of the Agent with respect to any of the Collateral.
          12.10. Agent May Perform. If any Guarantor fails to perform any agreement contained herein, the Agent may, but without any obligation to do so and without prior notice except such notice as is reasonable to provide under the circumstances, itself perform, or cause performance of, such agreement; and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Guarantor under Section 7.04(a).
          12.11. The Agent’s Duties. a. The powers conferred on the Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.
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          b. Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Agent hereunder with respect to all or any part of the Collateral. In the event that the Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Guarantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Agent, with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral, and (iii) the term “Agent”, when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.
          12.12. Remedies. If any Event of Default shall have occurred and be continuing:
          a. The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable; and (ii) exercise any and all rights and remedies of any of the Guarantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) withdraw all funds with respect to the Account Collateral and (B) those set forth in Section 9-607 of the UCC. Each Guarantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          b. Any cash held by or on behalf of the Agent and all cash proceeds received by or on behalf of the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 14) in whole or in part by the Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:
     i. first, paid to the Agent for any amounts then owing to it pursuant to Section 13.5 of the Credit Agreement or otherwise under the Loan Documents; and
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     ii. second, paid to the Agent for the account of the 2012 Banks, for any Secured Obligations then owing to them under the Loan Documents.
Any surplus of such cash or cash proceeds held by or on the behalf of the Agent and remaining after payment in full in cash of all the Secured Obligations shall be paid over to the applicable Guarantor or to whomsoever may be lawfully entitled to receive such surplus.
          c. All payments received by any Guarantor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Guarantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).
          d. The Agent may, without notice to any Guarantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.
          e. The Agent may send to each bank, securities intermediary or issuer party to the Holdco I DACA, any securities account control agreement or uncertificated security control agreement a “Notice of Exclusive Control” as defined in and under such agreement.
          12.13. Continuing Security Interest. This Article V shall create a continuing security interest in the Collateral and shall, except as provided in Section 5.14, (a) remain in full force and effect until the termination of the Guarantee pursuant to Section 2.05(a) and the payment in full of the Secured Obligations in cash, (b) be binding upon each Guarantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.
          12.14. Release; Termination. a. Upon any sale, transfer or other disposition of any Pledged SPE, Intermediate Lessee or Parent Holdco in accordance with the terms of the Loan Documents, the security interest hereof and related guaranties will be deemed to be released in respect of, and the Agent will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence the release of (i) such Pledged SPE or Intermediate Lessee from the security interest granted hereby, in the case of any sale, transfer or other disposition of any Pledged SPE or Intermediate Lessee, or (ii) such Parent Holdco from its obligations hereunder and from the security interest granted hereby, in the case of any sale, transfer or other disposition of any Parent Holdco, and to the extent that (A) the Collateral Agent’s consent is required for any deregistration of the interests in such released Collateral from any registry or (B) the Collateral Agent is required to initiate any such deregistration, the Collateral Agent shall, at such Guarantor’s expense, take all action reasonably requested by such Guarantor to provide such consent or to initiate such deregistration. For the avoidance of doubt, upon or following any sale, transfer or other disposition by any Pledged SPE of any Eligible Aircraft strictly in accordance with the terms of the Loan Documents, such Pledged SPE and any related Intermediate Lessee may be dissolved, liquidated or wound up, provided that at the time of such dissolution, liquidation or winding up such Pledged SPE shall not Own any Eligible Aircraft and, in the case of any related Intermediate
ILFC — Security and Guarantee Agreement

Lessee, such Intermediate Lessee shall not be leasing any Eligible Aircraft Owned by any other Pledged SPE.
          b. Upon payment in full in cash of the Secured Obligations and termination or expiration of the 2012 Commitments, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Guarantor. Upon any such termination, the Agent will, at the applicable Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.
          c. If, prior to the termination of this Agreement, the Collateral Agent ceases to be the Collateral Agent in accordance with the definition of “Collateral Agent” hereunder, all certificates, instruments or other documents being held by the Collateral Agent at such time shall, as soon as reasonably practicable, be delivered to the successor Collateral Agent.
          12.15. Application of Irish Law. (a) In the event that:
          (i) the laws of Ireland apply at any time to (A) the Collateral or any part thereof, or (B) the security created by this Agreement over or with respect to the Collateral or any part thereof; or
          (ii) the Collateral or any part thereof is at any time situated in Ireland (any Collateral described in (i) or (ii) above being referred to as the “Irish Collateral”);
          the following provisions of this Section 5.15 shall apply.
          (b) The provisions of Chapter 2 (Powers and rights of mortgagor) and Chapter 3 (Obligations, powers and rights of mortgagee) of Part 10 (Mortgages) of the Irish Act, subject to clauses (c), (d), (e ), (f) and (g) below, shall apply to this Agreement notwithstanding anything to the contrary contained in this Agreement.
          (c) The provisions of sections 96(1)(c) (Powers and rights generally), 97 (Taking possession), 99(1) (Mortgagee in possession), 101 (Applications under sections 97 and 100), 103(2) (Obligations on selling), 106(3) (Mortgagee’s receipts), 107 (Application of proceeds of sale), 108(7) (Appointment of receiver), 109 (Application of money received) and 110(2) (Insurance) of the Irish Act shall not apply to this Agreement.
          (d) The restrictions and any requirements to give notice to each relevant Guarantor contained in sections 100 (Power of sale) and 108(1) (Appointment of receiver) of the Irish Act shall not apply to this Agreement.
          (e) Notwithstanding anything to the contrary contained in the Irish Act, the Collateral Agent reserves the right to consolidate mortgage securities without restriction.
          (f) No Guarantor shall be entitled to take any action in respect of the Irish Collateral pursuant to section 94 (Court order for sale) of the Irish Act.
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          (g) The Collateral Agent may, at any time and from time to time, delegate by power of attorney or in any other manner (including, without limitation, under the hand of any officer of the Collateral Agent) to any person or persons or company or fluctuating body of persons all or any of the powers, authorities and discretions which are, for the time being, exercisable by the Collateral Agent under this Agreement or under the Irish Act without the restrictions contained in the Irish Act in relation to the Irish Collateral or any part thereof, and any such delegation may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Collateral Agent may think fit, and the Collateral Agent shall not be in any way liable or responsible to each relevant Guarantor for any loss or damage arising from any act, default, omission, or misconduct on the part of any such delegate (or sub-delegate).
          (h) The restrictions on taking possession of mortgaged property contained in section 97 of the Irish Act shall not apply to this Agreement. If an Event of Default shall have occurred and be continuing the Collateral Agent may, without notice to each relevant Guarantor, in writing as a deed under its Common Seal or under the hand of any officer or manager or any other nominated person of the Collateral Agent, appoint any person to be a Receiver of all or any part of the Irish Collateral and may, except as otherwise required by statute, remove any such Receiver and appoint another in his place or appoint another person to act jointly with any such Receiver.
          (i) Such an appointment over part only of the Irish Collateral shall not preclude the Collateral Agent from making any subsequent appointment of the same or another Receiver over any part of the Irish Collateral over which an appointment has not been previously made.
          (j) Where more than one Receiver is appointed they shall have power to act severally unless the Collateral Agent shall in the appointment specify to the contrary.
          (k) A Receiver shall be deemed at all times and for all purposes to be the agent of each relevant Guarantor in respect of which he is appointed and each relevant Guarantor shall be solely responsible for his acts or defaults and for the payment of his remuneration and the Receiver shall at no time act as agent for the Collateral Agent.
          (l) Neither the Collateral Agent nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Irish Collateral or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever in connection with all or any part of the Irish Collateral to which a mortgagee in possession might as such be liable.
          (m) A Receiver shall have all the powers conferred from time to time on receivers by statute and in the case of the powers and rights conferred by the Irish Act without the restrictions contained in the Irish Act and, in addition, power on behalf and at the cost of each relevant Guarantor (notwithstanding liquidation of each relevant Guarantor) to do or omit to do anything which each relevant Guarantor could do or omit to do in relation to the Irish Collateral or any part thereof and in particular (but without limitation) a Receiver shall have the power to do all or any of the following:
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          (i) possession: to take possession of, collect and get in the property in respect of which he is appointed or any part thereof;
          (ii) manage: to carry on or manage or develop or diversify or concur in carrying on or managing or developing or diversifying the business of each relevant Guarantor;
          (iii) compromise: to settle, adjust, submit to arbitration, compromise and arrange any claims, accounts, disputes, questions, demands, with or by any person who is or claims to be a creditor of each relevant Guarantor relating in any way to the Irish Collateral which he or the Collateral Agent may reasonably think expedient;
          (iv) employees, etc: to appoint, hire and employ officers, employees, contractors, agents and advisors of all kinds and to discharge any such persons and any such persons appointed, hired or employed by each relevant Guarantor;
          (v) redemption of Security Interests: to redeem any Security Interest (whether or not having priority to the security hereby created) over the Irish Collateral and to settle the accounts of encumbrances;
          (vi) take an indemnity: to take any indemnity from each relevant Guarantor from and against all actions, claims, expenses, demands and liabilities whether arising out of contract or out of tort or in any other way incurred by him or by any manger, agent, officer, servant or workman for whose debt, default or miscarriage he may be answerable for anything done or omitted to be done in the exercise or purported exercise of his powers under this Agreement or under any appointment duly made under the provisions of this paragraph and if he thinks fit but without prejudice to the foregoing to effect with any insurance company or office or underwriters any policy or policies of insurance either in lieu or satisfaction of or in addition to such indemnity from each relevant Guarantor;
          (vii) sell: to sell, exchange, convert into money and realise all or any part of the Irish Collateral by public auction or private contract and generally in such manner and on such terms and conditions as he shall think proper. (The consideration for any such transaction may consist of cash, debenture or other obligations, shares, stock or valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he thinks fit);
          (viii) borrow money: to raise and borrow money either unsecured or on the security of any Irish Collateral either in priority to the security constituted by this Agreement or otherwise and generally on any terms and for whatever purpose which he thinks fit. (No person lending that money is concerned to enquire as to the propriety or purpose of the exercise of that power or to check the application of any money so raised or borrowed).
          (ix) legal actions: to bring, prosecute, enforce, defend, and abandon all actions, suits and proceedings in relation to any Irish Collateral which may seem to him to be expedient;
          (x) receipts: to give valid receipts for all monies and execute all assurances and things which may be proper or desirable for realising the Irish Collateral;
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          (xi) use the name of each relevant Guarantor: to use the name of each relevant Guarantor for all or any of the purposes aforesaid and in any legal proceedings with full power to convey any property sold in the name of each relevant Guarantor for all of which purposes each relevant Guarantor hereby irrevocably and by way of security appoints every such Receiver to be its attorney; and
          (xii) other powers: to do all such other acts or things as he may consider to be incidental or conducive to any of the matters or powers aforesaid and to exercise in relation to the Irish Collateral or any of them all such powers, authorities and things as he would be capable of exercising if he were the absolute beneficial owner of the same.
          (n) Section 108(7) of the Irish Act shall not apply to the commission and/or remuneration of a Receiver appointed pursuant to this Agreement. A Receiver shall be entitled to remuneration at a rate to be fixed by agreement between him and the Collateral Agent (or, failing such agreement, to be fixed by the Collateral Agent).
Section 13.
MISCELLANEOUS
          13.01. Amendments, Waivers, Supplements, Etc.
          a. Unless otherwise specifically provided for herein, no amendment, supplement, modification or waiver of any provision of this Agreement, and no consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by each Guarantor, the Agent and the Required Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided that, in addition to the consent of each Guarantor, and the appropriate Secured Parties, the Agent’s prior written consent shall be required in connection with any amendment, supplement, modification, waiver or consent subjecting the Agent to any increased or additional duties or obligations hereunder or in connection therewith; and provided further that no amendment, supplement, modification, waiver or consent shall do any of the following without the consent of all the Secured Parties: (i) except as expressly permitted under the Loan Documents, including Section 5.14 hereof, reduce or limit the obligations of any Guarantor hereunder, release any Guarantor hereunder or otherwise limit any Guarantor’s liability with respect to the Obligations owing to the Secured Parties under or in respect of the Loan Documents, (ii) except as expressly permitted under the Loan Documents, release all or substantially all of the Collateral, (iii) change the percentage of (A) the 2012 Commitments or (B) the aggregate unpaid principal amount of the 2012 Committed Loans that, in each case shall be required for the Secured Parties or any of them to take any action hereunder, (iv) amend in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Secured Parties, or (v) amend this Section 6.01(a).
          b. This Agreement, together with the other Loan Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
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          c. Anything herein to the contrary notwithstanding, the Guarantors and the Agent may, without the consent of any of the 2012 Banks, amend this Agreement or any instrument or document delivered pursuant hereto to cure any ambiguity, defect or inconsistency therein or otherwise to implement technical, ministerial or administrative changes.
          d. Upon the execution and delivery by any Person of a guarantee supplement in substantially the form of Exhibit A hereto (each, a “Guarantee Supplement”), (i) such Parent Holdco shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Agreement or in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Agreement”, “hereunder”, “hereof” or words of like import referring to this Agreement, and each reference in any other Loan Document to the “Security and Guarantee Agreement”, “thereunder”, “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Guarantee Supplement.
          e. i. Upon any sale, transfer or other disposition of any Parent Holdco, Intermediate Lessee or Pledged SPE in accordance with the terms of the Loan Documents, or the formation or acquisition of any Parent Holdco, Pledged SPE or Intermediate Lessee, Schedule II hereof shall be deemed amended to reflect the removal or addition, as the case may be, the Equity Interests of such Parent Holdco, Pledged SPE or Intermediate Lessee, and the Guarantor that owned or now owns such Equity Interests shall, promptly following such sale, transfer or other disposition or such formation or acquisition, deliver to the Collateral Agent a Collateral Supplement reflecting such removal or addition.
          ii. Upon any formation or acquisition of any Parent Holdco, Pledged SPE or Intermediate Lessee organized under the laws of Ireland, Holdco I or the Parent Holdco holding the Equity Interests in such Pledged SPE or Intermediate Lessee, as the case may be, shall promptly, in addition to delivering to the Collateral Agent the revised Schedule II in accordance with clause (i) above, promptly enter into an Irish law Share Charge, in form and substance reasonably satisfactory to the Collateral Agent, in respect of such Equity Interests and promptly cause such Share Charge to be filed with the Irish Companies Registration Office and the Irish Revenue Commissioners and in each case shall provide evidence of such filings reasonably satisfactory to the Collateral Agent.
          13.02. Notices, Etc.
          a. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be either in writing (including by facsimile) and delivered by nationally recognized courier service, telefax or otherwise, or sent by electronic mail, confirmed immediately in writing (including by facsimile), (i) if to any Guarantor, addressed to it in care of the Company at the Company’s address specified on Schedule III to the Credit Agreement, (ii) if to the Agent, at its address specified on Schedule III to the Credit Agreement, or (iii) as to any party, at such other address as shall be designated by such party in a written notice to each other party.
          b. All such notices and communications shall, when faxed, sent by electronic mail or otherwise delivered, be effective when faxed (as confirmed by generation of a
ILFC — Security and Guarantee Agreement

confirmation report), when sent by electronic mail and confirmed in writing (including by facsimile), or when otherwise delivered (as confirmed by a signed receipt), respectively, or, if faxed, sent by electronic mail or otherwise delivered on any day other than a Business Day, on the next succeeding Business Day.
          13.03. No Waiver; Remedies Cumulative.
          a. No failure on the part of the Agent or any Secured Party to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
          b. No right or remedy herein or in any other Loan Document conferred upon or reserved to the Agent or any other Secured Party is intended to be exclusive of any other right or remedy, and every such right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder, under any Loan Document or now or hereafter existing at law, in equity or otherwise, and each and every right, power and remedy, whether specifically herein given or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by the party exercising such right, power or remedy, and the exercise or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.
          13.04. Indemnification.
          a. Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Agreement, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities (including any brokers’, finders’, intermediaries’ or similar fees or commissions) and expenses (including fees and expenses of counsel) of any kind or nature whatsoever, imposed on, incurred by, or asserted or awarded against any Indemnified Party, in each case in any manner relating to, arising out of or in connection with or by reason of (including in connection with any investigation, litigation or proceeding or the preparation of a defense in connection therewith), (i) this Agreement or any of the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), or (ii) any failure of any Guaranteed Obligations to be the legal, valid an binding obligations of any Guarantor enforceable against such Guarantor in accordance with their terms, except in the case of clause (i) to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 6.04(a) applies (or the preparation of a defense in connection therewith), such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Guarantor, its directors, shareholders or creditors, any Indemnified Party or any other Person, and whether or not any Indemnified Party is otherwise a party thereto. Each Guarantor also agrees not to assert any claim against any Indemnified Party,
ILFC — Security and Guarantee Agreement

on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loan Documents or any of the transactions contemplated thereby.
          b. Each Guarantor shall defend the Collateral of such Guarantor against all claims and demands of all Persons (other than Permitted Collateral Liens) at any time claiming any interest therein that is, or in a manner which is, adverse to any Secured Party.
          c. Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Loan Document, the agreements and obligations of the parties contained in Sections 2.01(a) (with respect to enforcement expenses), 2.02, 2.06, this Section 6.04 and Section 6.12 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement, or any termination of this Agreement.
          13.05. Collateral Agent. Each 2012 Bank hereby authorizes the Agent to act on its behalf upon and subject to the terms set forth in Section 12 of the Credit Agreement which Section 12 is hereby incorporated herein in its entirety mutatis mutandis.
          13.06. Assignments; Binding Effect. Any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its 2012 Commitment, the 2012 Committed Loans owing to it and any 2012 Committed Note held by it) to any other Person in accordance with the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 13.4 of the Credit Agreement. No Guarantor shall have the right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Secured Parties, and any assignment or purported assignment by any Guarantor in violation of this Section 6.06 shall be void ab initio. This Agreement shall become effective when it shall have been executed by the Guarantors and thereafter be binding upon and inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns.
          13.07. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by email transmission of a scanned “.pdf” document shall be effective as delivery of a manually executed counterpart of this Agreement. If any provision set forth in this Agreement shall be deemed invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          13.08. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          13.09. Jurisdiction; Etc.
          a. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State or federal court of the United States of America sitting in New York County, and any appellate court from
ILFC — Security and Guarantee Agreement

any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          b. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court of the United States of America sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          c. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          13.10. Table of Contents, Headings, Etc.. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
          13.11. Non-Invasive Provisions. a. Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no Event of Default shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Aircraft or other property relating thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Aircraft to the repair of the Aircraft and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement.
          b. Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Aircraft or other property relating thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Aircraft to the repair of the Aircraft and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.
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          13.12. Limited Liability. (a) In the event that the direct or indirect assets of a Guarantor are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Collateral Agent or any Secured Party hereunder, to pay in full such claims of the Collateral Agent or such Secured Party (as the case may be), then the Collateral Agent or the Secured Party shall have no further claim against such Guarantor in respect of any such unpaid amounts; provided that the foregoing limitation on recourse shall in no way limit the right of any Secured Party to enforce the obligations of Company.
          (b) No recourse under any Loan Document shall be had against, and no personal liability shall attach to, any officer, employee, director, Affiliate or shareholder (other than any Affiliate or shareholder that is a Loan Party) of the Agent or any Secured Party or Holdco I or any Parent Holdco or any Pledged SPE or any Intermediate Lessee, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Loan Documents, it being expressly agreed and understood that each Loan Document is solely a corporate obligation of the Agent and the Secured Parties, Holdco I, the Parent Holdcos, the Pledged SPEs, the Intermediate Lessees and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, Affiliate or shareholder (other than any Affiliate or shareholder that is a Loan Party) for breaches by any such party of any obligations under any Loan Document is hereby expressly waived.
          (c) The guarantees, obligations, liabilities and undertakings granted by any Guarantor, Pledged SPE or Intermediate Lessee organized under the laws of France under this Agreement and the other Loan Documents shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Guarantor, Pledged SPE or Intermediate Lessee in connection with back-to-back leasing activities between it and any other Guarantor, Pledged SPE or Intermediate Lessee with respect to the lease of Eligible Aircraft.
          13.13. USA Patriot Act. Each Secured Party hereby notifies each Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies such Guarantor, which information includes the name and address of such Guarantor and other information that will allow such Secured Party to identify such Guarantor in accordance with the Act.
          13.14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF ANY PERSON IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
[SIGNATURE PAGES FOLLOW]
ILFC — Security and Guarantee Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Authorized Officers as of the date first above written.

FLYING FORTRESS INC., as a Guarantor
By:
Name:
Title:

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[Signature Page]

FLYING FORTRESS US LEASING INC., as a Guarantor
By:
Name:
Title:

ILFC — Security and Guarantee Agreement

[Signature Page]

SIGNED AND DELIVERED AS A DEED for and on behalf of: FLYING FORTRESS IRELAND LEASING LIMITED as a Guarantor By its lawfully appointed attorney:

Name:
Title:

In the presence of:

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[Signature Page]

CITICORP USA, INC., as Collateral Agent
By:
Name:
Title:

ILFC — Security and Guarantee Agreement

[Signature Page]

Schedule I
to the
Security and Guarantee Agreement
     LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

		Chief Executive	Type of	Jurisdiction of	Organizational/
		Office/Registered	Organization/	Organization/	Incorporation
Guarantor	Location	Office	Incorporation	Incorporation	I.D. No.
ILFC — Security and Guarantee Agreement

I-1

Schedule II
to the
Security and Guarantee Agreement
PLEDGED EQUITY

Percentage
		Type or				of
		Class of			Number	Outstanding
		Equity	Par	Certificate	of Equity	Equity
Guarantor	Issuer	Interest	Value	No(s)	Interests	Interests
ILFC — Security and Guarantee Agreement

II-1

Schedule III
to the
Security and Guarantee Agreement
CHANGES IN NAME, LOCATION, ETC.

1.	Changes in the Guarantor’s Name (including new Guarantor with a new name and names associated with all predecessors in interest of the Guarantor):

	Guarantor	Changes

2.	Changes in the Guarantor’s Location:

	Guarantor	Changes

3.	Changes in the Guarantor’s Chief Executive Office or Registered Office:

	Guarantor	Changes

4.	Changes in the Type of Organization or Incorporation:

	Guarantor	Changes

5.	Changes in the Jurisdiction of Organization or Incorporation:

	Guarantor	Changes

6.	Changes in the Organizational or Incorporation Identification Number:

	Guarantor	Changes

ILFC Security and Guarantee Agreement

III-1

Schedule 3.02(g)
to the
Security and Guarantee Agreement
AUTHORIZATIONS AND APPROVALS
ILFC Security and Guarantee Agreement

3.02(g)-1

Schedule 4.01(f)
to the
Security and Guarantee Agreement
INSURANCE
ILFC Security and Guarantee Agreement

4.01(f)-1

Exhibit A
to the
Security and Guarantee Agreement
FORM OF GUARANTEE SUPPLEMENT
                     __, ____
Citicorp USA, Inc., as Collateral Agent
[Address of Collateral Agent]
Attention:
Credit Agreement dated as of October 13, 2006 (as amended as of April 16, 2010, and as further amended, supplemented or otherwise modified from time to time, the “Credit
Agreement”), among International Lease Finance Corporation, a California corporation, the Banks party thereto, and Citicorp USA, Inc., as administrative agent for the Banks
Ladies and Gentlemen:
          Reference is made to the above-captioned Credit Agreement and to the Security and Guarantee Agreement referred to therein (such Security and Guarantee Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guarantee Supplement, being the “Security and Guarantee Agreement”). The capitalized terms defined in the Security and Guarantee Agreement or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
          Section 1. Guarantee; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party to any Secured Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agent or any other Secured Party in enforcing any rights under this Guarantee Supplement, the Security and Guarantee Agreement or any other Loan Document. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
ILFC Security and Guarantee Agreement

          (b) The undersigned, and by its acceptance of this Guarantee Supplement, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee Supplement, the Security and Guarantee Agreement and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee Supplement, the Security and Guarantee Agreement and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guarantee Supplement and the Security and Guarantee Agreement at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guarantee Supplement and the Security and Guarantee Agreement not constituting a fraudulent transfer or conveyance.
          (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guarantee Supplement, the Security and Guarantee Agreement or any other guarantee, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
          Section 2. Obligations Under the Guarantee. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Security and Guarantee Agreement to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Security and Guarantee Agreement to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.
          Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 3.01 and 3.02 of the Security and Guarantee Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Guarantor.
          Section 4. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security and Guarantee Agreement.
          Section 5. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Guarantor Supplement and the Security and Guarantee Agreement secures the payment in full in cash when due of all Obligations of the undersigned and each other Loan Party to any Secured Party, now or hereafter existing under or in respect of the Security and Guarantee Agreement and the other Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest
ILFC Security and Guarantee Agreement

(including interest on such obligations accruing after, and fees and expenses arising after, the commencement of any proceeding under Title 11 of the United States Code or any similar proceeding under state or federal law for the dissolution, restructuring, reorganization, liquidation or the winding up of the undersigned or such Loan Party, regardless of whether such interest, fees, or expenses are allowed as a claim against the undersigned or such Loan Party in any such proceeding), fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses in accordance with Section 6.04(a) of the Security and Guarantee Agreement or otherwise. Without limiting the generality of the foregoing, this Guarantor Supplement and the Security and Guarantee Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
          Section 6. Supplements to Pledge Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through III to Schedules I through III, respectively, to the Security and Guarantee Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security and Guarantee Agreement and are complete and correct.
          Section 7. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guarantee Supplement by telecopier or by email transmission of a scanned “.pdf” document shall be effective as delivery of an original executed counterpart of this Guarantee Supplement.
          Section 8. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guarantee Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Supplement, the Security and Guarantee Agreement or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Supplement or the Security and Guarantee Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guarantee Supplement, the Security and Guarantee Agreement or any of the other Loan Documents to which it is or is to be a party in the courts of any other jurisdiction.
ILFC Security and Guarantee Agreement

          (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee Supplement, the Security and Guarantee Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
          (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE 2012 COMMITTED LOANS OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours, [NAME OF ADDITIONAL GUARANTOR][1]
By
Name:
Title:

[1]	Conform signature block as appropriate for Irish or other non-U.S. entities.
ILFC – Security and Guarantee Agreement

Schedule I
to the
Guarantor Supplement
     LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

		Chief Executive	Type of	Jurisdiction of	Organizational/
		Office/Registered	Organization/	Organization/	Incorporation
Guarantor	Location	Office	Incorporation	Incorporation	I.D. No.
ILFC — Security and Guarantee Agreement

Schedule II
to the
Guarantor Supplement
PLEDGED EQUITY

Percentage
					Number	of
		Class of Equity	Par	Certificate	of Equity	Outstanding
Guarantor	Issuer	Interest	Value	No(s)	Interests	Equity Interests
ILFC — Security and Guarantee Agreement

Schedule III
to the
Guarantor Supplement
CHANGES IN NAME, LOCATION, ETC.
7.	Changes in the Guarantor’s Name (including new Guarantor with a new name and names associated with all predecessors in interest of the Guarantor):

Guarantor	Changes
8.	Changes in the Guarantor’s Location:

Guarantor	Changes
9.	Changes in the Guarantor’s Chief Executive Office or Registered Office:

Guarantor	Changes
10.	Changes in the Type of Organization or Incorporation:

Guarantor	Changes
11.	Changes in the Jurisdiction of Organization or Incorporation:

Guarantor	Changes
12.	Changes in the Organizational or Incorporation Identification Number:

Guarantor	Changes
ILFC — Security and Guarantee Agreement

Exhibit B
to the
Security and Guarantee Agreement
FORM OF COLLATERAL SUPPLEMENT
_________ __, ____
Citicorp USA, Inc., as Collateral Agent
[Address of Collateral Agent]
Attention:
Ladies and Gentlemen:
          Reference is made to the Security and Guarantee Agreement, dated as of April 16, 2010 (as amended, supplemented or otherwise modified from time to time, the “Security and Guarantee Agreement”), among Flying Fortress Inc., a California corporation, Flying Fortress US Leasing Inc., a California corporation, Flying Fortress Ireland Leasing Ireland Limited, a private limited liability company incorporated under the laws of Ireland, the Additional Guarantors referred to therein, and Citicorp USA, Inc., as collateral agent. This Collateral Supplement is being delivered pursuant to Section 6.01(e)(i) of the Security and Guarantee Agreement. The capitalized terms defined in the Security and Guarantee Agreement and not otherwise defined herein are used herein as therein defined.
          The undersigned has attached hereto a supplemental Schedule II to Schedule II to the Security and Guarantee Agreement, and the undersigned hereby certifies, as of the date first above written, that (a) such supplemental Schedule II has been prepared by the undersigned in substantially the form of Schedule II to the Security and Guarantee Agreement and is complete and correct, and (b) in accordance with the terms of the Loan Documents, it has [sold, transferred or otherwise disposed of] / [formed or acquired] the Equity Interests in the [Parent Holdco / Pledged SPE / Intermediate Lessee] described on such attached supplemental Schedule II.
          [The undersigned hereby confirms that the property included in the attached Schedule II constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 3.02 of the Security and Guarantee Agreement (as supplemented by the attached Schedule II).]2
          This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

[2]	Insert if Collateral Supplement is being delivered in connection with the formation or acquisition of a Parent Holdco, Pledged SPE or Intermediate Lessee.
ILFC — Security and Guarantee Agreement

B-1

Very truly yours, [NAME OF GUARANTOR][3]
By
Name:
Title:

[3]	Conform signature block as appropriate for Irish or other non-U.S. entities.
ILFC — Security and Guarantee Agreement

B-2

Schedule II
to the
Collateral Supplement
PLEDGED EQUITY
To be [added to] / [removed from] Schedule II to the Security and Guarantee Agreement:

Percentage
		Class of			Number	of
		Equity	Par	Certificate	of Equity	Outstanding
Guarantor	Issuer	Interest	Value	No(s)	Interests	Equity Interests

Security Opinions
EXHIBIT L-1
See Separately Attached Execution Copy
EXHIBIT L-2
See Separately Attached Execution Copy

EXHIBIT L-1
April 16, 2010
To the Banks and the Agent listed on
      Schedule A attached hereto
c/o Citicorp USA, Inc.
2 Penns Way, Suite 200
New Castle, Delaware 19720
Ladies and Gentlemen:
          I am in house counsel for International Lease Finance Corporation (the “Company”), Flying Fortress Inc., a California corporation (“Holdco I”), Flying Fortress US Leasing Inc., a California corporation (“Parent Holdco I” and, together with Holdco I and the Company, the “California Loan Parties”), Flying Fortress Ireland Leasing Ltd., a private limited liability company incorporated under the laws of Ireland (“Irish Parent Holdco” and, together with the California Loan Parties, the “Loan Parties”) and am rendering this opinion in connection with that certain Amendment No. 1, dated as of the date hereof (the “Amendment”), to that certain $2,500,000,000 Five-Year Revolving Credit Agreement, dated as of October 13, 2006 (as amended by the Amendment, the “Credit Agreement”), by and among the Company, those certain financial institutions signatory thereto (the “Banks”) and Citicorp USA, Inc., in its individual capacity and as administrative agent (the “Agent”). Terms used herein without definition have the meanings given to such terms in the Credit Agreement.
          I have examined originals, or copies certified or otherwise identified to my satisfaction as being true copies, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I am opining herein as to the effect on the subject transactions of only United States of America federal law and the laws of the State of California.
Upon the basis of the foregoing, I am of the opinion that:
          1. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires it to be so qualified; provided, however, that the Company may not be so qualified in certain jurisdictions, the effect of which would not have a Material Adverse Effect on the Company.

          2. No subsidiary of the Company nor all of the subsidiaries of the Company taken as a whole is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.
          3. To the best of my knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the California Loan Parties or any of their Subsidiaries which, individually or in the aggregate, would have a Material Adverse Effect on the California Loan Parties and their Subsidiaries taken as a whole.
          This opinion is furnished to you in connection with the Company’s execution and delivery of the Amendment, is solely for your benefit and the benefit of your successors and assigns, and may not be relied upon by, nor may copies be delivered to, any other person without my prior written consent. You may, however, deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, and to governmental regulatory agencies having jurisdiction over you. This opinion is expressly limited to the matters set forth above and I render no opinion, whether by implication or otherwise, as to any other matters. I assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to my attention, or any future changes in laws.
Very truly yours,
Czar Vigil
In house counsel

OUR FILE NUMBER
412,190-010
Schedule A
Citicorp USA, Inc.
Bank of America, N.A., as successor by merger to Merrill Lynch Bank USA
Bank of America, N.A.
Lloyds TSB Bank PLC
Bank of Scotland PLC (formerly The Governor and Company of the Bank of Scotland)
Credit Suisse AG, Cayman Islands Branch FKA Credit Suisse, Cayman Islands Branch
HSBC Bank (USA), N.A.
JPMorgan Chase Bank, N.A.
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
Barclays Bank PLC
BNP Paribas
Deutsche Bank AG New York Branch
Woodlands Commercial Bank f/k/a Lehman Brothers Commercial Bank
UBS AG, Stamford Branch
Wells Fargo Bank, N.A.
The Bank of Nova Scotia
Sumitomo Mitsui Banking Corporation
Royal Bank of Canada
Australia and New Zealand Banking Group Limited
Morgan Stanley Bank, N.A.
Toronto Dominion (Texas) LLC
Westpac Banking Corporation
BMO Capital Markets Financing, Inc.
The Bank of New York Mellon
Mizuho Corporate Bank, Ltd.
Standard Chartered Bank

April 16, 2010 — Page 2
Intesa Sanpaolo S.p.A.

April 16, 2010 — Page 3
EXHIBIT L-2
April 16, 2010
To the 2012 Banks listed on Schedule A
      attached hereto and Citicorp USA, Inc.,
      as Administrative Agent and Collateral Agent
c/o Citicorp USA, Inc.
2 Penns Way, Suite 200
New Castle, Delaware 19720
Ladies and Gentlemen:
          We have acted as special counsel to International Lease Finance Corporation, a California corporation (the “Company”), Flying Fortress Inc., a California corporation (“Holdco I”), Flying Fortress US Leasing Inc., a California corporation (“Parent Holdco I” and, together with Holdco I, the “California Guarantors” and, the California Guarantors together with the Company, the “California Loan Parties”), Flying Fortress Ireland Leasing Limited, a private limited liability company incorporated under the laws of Ireland (“Irish Parent Holdco” and, together with the California Guarantors, the “Guarantors” and, the Guarantors together with the Company, the “Loan Parties”), in connection with Amendment No. 1, dated as of the date hereof (the “Amendment”), to that certain $2,500,000,000 Five-Year Revolving Credit Agreement, dated as of October 13, 2006 (as amended by the Amendment, the “Credit Agreement”), by and among the Company, those certain financial institutions signatory thereto (the “Banks”), and Citicorp USA, Inc., in its individual capacity and as administrative agent for the Banks (in such capacity, the “Agent”). We are providing this opinion to you at the request of the Company pursuant to Section 3(d) of the Amendment. Except as otherwise indicated, capitalized terms used in this opinion and defined in the Credit Agreement will have the meanings given in the Credit Agreement.
          We note that you have received on or about the date hereof (i) the opinion of in house counsel to the Loan Parties, relating to certain California state and United States federal law matters relating to the Loan Parties and the Loan Documents (as defined below) (the “In House Counsel Opinion”) and (ii) the opinion of A&L Goodbody, Irish counsel to Irish Parent Holdco relating to certain Irish law matters relating to Irish Parent Holdco and the Loan Documents (the “Irish Counsel Opinion”, and together with the In House Counsel Opinion, the “Supporting Opinions”). With your permission we have assumed the matters set forth in the Supporting Opinions for purposes of this opinion. None of the opinions rendered herein should be construed to address the matters covered by the Supporting Opinions.
     In rendering the opinions set forth below, we have assumed that Irish Parent Holdco (i) is a company validly existing under the laws of Ireland, with corporate power to enter into the Security and Guarantee Agreement and to perform its obligations under the Security and Guarantee Agreement, (ii) the execution, delivery and performance of the Security and

April 16, 2010 — Page 4
Guarantee Agreement have been duly authorized by all necessary corporate action on the part of Irish Parent Holdco, (iii) the Security and Guarantee Agreement has been duly executed and delivered by Irish Parent Holdco, and (iv) the execution and delivery by Irish Parent Holdco of the Security and Guarantee Agreement do not, and Irish Parent Holdco’s performance of its obligations under the Security and Guarantee Agreement will not, (a) violate the organizational documents of Irish Parent Holdco or (b) breach or otherwise violate any existing obligation of or restriction on Irish Parent Holdco.
          In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate, including the following (the documents listed in clauses (a) through (c) below are referred to hereinafter collectively as the “Loan Documents”:
(a)	the Credit Agreement and the Amendment;
(b)	those certain Notes issued on April 16, 2010 (the “New Notes”);
(c)	that certain Security and Guarantee Agreement, dated as of the date hereof, by and among the Guarantors and Citicorp USA, Inc., as collateral agent for the 2012 Banks (the “Collateral Agent”); and

(d)	unfiled copies of the UCC-1 Financing Statements naming the Collateral Agent as secured party and each Guarantor as debtor, copies of which are attached hereto as Annex A, which we understand will be filed (i) in the case of the California Guarantors, with the Secretary of State of the State of California (the “California Filing Office”) and (ii) in the case of the Irish Parent Holdco, with the Recorder of Deeds of the District of Columbia (the “DC Filing Office”) (such financing statements, the “Financing Statements”).
          As to relevant factual matters, we have relied upon, among other things, the factual representations set forth in the Loan Documents and in the certificate of the Loan Parties (the “Officer’s Certificate”), a copy of which has been delivered to you. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate.
          We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. To the extent the obligations of the Loan Parties depend on the enforceability of the Loan Documents against any other party to the Loan Documents, we have assumed that the Loan Documents are enforceable against such other parties.
          On the basis of such examination, our reliance upon the assumptions in this opinion and our considerations of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

April 16, 2010 — Page 5
     1. The Company is a corporation validly existing under the laws of the State of California, with corporate power to enter into the Amendment and the New Notes and to perform its obligations under the Loan Documents. The execution and delivery of the Amendment and the New Notes and the performance of the Amendment and the New Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Amendment and the New Notes have been duly executed and delivered by the Company.
     2. Each California Guarantor is a corporation validly existing under the laws of the State of California, with corporate power to enter into the Security and Guarantee Agreement, and to perform its obligations under the Security and Guarantee Agreement. The execution, delivery and performance of the Security and Guarantee Agreement have been duly authorized by all necessary corporate action on the part of each California Guarantor, and the Security and Guarantee Agreement has been duly executed and delivered by each California Guarantor.
     3. Each of the Loan Documents constitutes the legally valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and possible judicial action giving effect to foreign governmental actions or foreign laws affecting creditors’ rights.
     4. The execution and delivery by the Company of the Loan Documents to which it is a party do not, and the Company’s performance of its obligations under the Loan Documents to which it is a party will not (i) violate the Company’s Articles of Incorporation or Bylaws, or (ii) violate, breach or result in a default, or result in the creation or imposition of any lien upon any of the assets of the Company, under, any existing obligation of or restriction on the Company under any other agreement (the “Other Agreements”) identified to us in Exhibit D to the Officer’s Certificate, or (iii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California, New York or federal court or governmental authority binding on the Company identified to us in Exhibit E to the Officer’s Certificate. If an Other Agreement is governed by the laws of a jurisdiction other than New York, we have assumed such Other Agreement would be interpreted in accordance with its plain meaning, except that technical terms would mean what lawyers generally understand them to mean for agreements governed by the laws of New York. We express no opinion with respect to any provision of any Other Agreement to the extent that an opinion with respect to such provision would require making any financial, accounting or mathematical calculation or determination.
     5. The execution and delivery by each California Guarantor of the Security and Guarantee Agreement do not, and such California Guarantor’s performance of its obligations under the Security and Guarantee Agreement will not (i) violate such California Guarantor’s

April 16, 2010 — Page 6
Articles of Incorporation or Bylaws or (ii) violate, breach or result in a default, or result in the creation or imposition of any lien upon any of the assets of any Guarantor, under, any existing obligation of or restriction on the Guarantors under any of the Other Agreements. If an Other Agreement is governed by the laws of a jurisdiction other than New York, we have assumed such Other Agreement would be interpreted in accordance with its plain meaning, except that technical terms would mean what lawyers generally understand them to mean for agreements governed by the laws of New York. We express no opinion with respect to any provision of any Other Agreement to the extent that an opinion with respect to such provision would require making any financial, accounting or mathematical calculation or determination.
     6. No order, consent, permit or approval of any California, New York or federal governmental authority that we have, in exercise of customary professional diligence, recognized as applicable to the Company or to the transactions of the type contemplated by the Loan Documents is required on the part of the Company for the execution and delivery of the Loan Documents to which the Company is party, and performance of its obligations under such Loan Documents, except for such as have been obtained or as may be obtained in the ordinary course of business.
     7. No order, consent, permit or approval of any California, New York or federal governmental authority that we have, in exercise of customary professional diligence, recognized as applicable to any Guarantor or to the transactions of the type contemplated by the Security and Guarantee Agreement is required on the part of such Guarantor for the execution and delivery of the Security and Guarantee Agreement, and performance of its obligations under, the Security and Guarantee Agreement, except for such as have been obtained or as may be obtained in the ordinary course of business.
     8. The execution and delivery by the Company of the Loan Documents to which it is party, and the Company’s performance of its obligations under the Loan Documents to which it is party will not, violate any current California, New York or federal law that we have, in the exercise of customary professional due diligence, recognized as applicable to the Company or to transactions of the type contemplated by such Loan Documents.
     9. The execution and delivery by each Guarantor of the Security and Guarantee Agreement do not, and such Guarantor’s performance of its obligations under the Security and Guarantee Agreement will not, violate any current California, New York or federal law that we have, in the exercise of customary professional due diligence, recognized as applicable to such Guarantor or to transactions of the type contemplated by the Security and Guarantee Agreement.
     10. The Security and Guarantee Agreement is effective to create in favor of the Collateral Agent a security interest in that Collateral (as defined in the Security and Guarantee Agreement) of each Guarantor in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the “Code”).

April 16, 2010 — Page 7
     11. Upon the filing of the Financing Statement for each California Guarantor with the California Filing Office, the Collateral Agent will have a perfected security interest in such California Guarantor’s interest in the Collateral (as defined in the Security and Guarantee Agreement), in which a security interest may be perfected under the Uniform Commercial Code as in effect in the State of California (the “CUCC”) by the filing of a financing statement in California. Upon the filing of the Financing Statement for Irish Parent Holdco with the DC Filing Office, the Collateral Agent will have a perfected security interest in Irish Parent Holdco’s interest in the Collateral (as defined in the Security and Guarantee Agreement), in which a security interest may be perfected under the Uniform Commercial Code as in effect in the District of Columbia (the “DCUCC”) by the filing of a financing statement in the District of Columbia.
     12. The Security and Guarantee Agreement is effective to create in favor of the Collateral Agent a security interest in the Certificated Securities of Parent Holdco I (as defined below) identified on Schedule II to the Security Agreement under the Code. Upon delivery of the security certificates representing such Certificated Securities to the Collateral Agent in the State of New York, effectively endorsed to the Collateral Agent or in blank, the Collateral Agent will acquire a perfected security interest in such Certificated Securities. For purposes of this paragraph, “Certificated Securities” means “certificated securities” as defined in Section 8-102 of the Code.
     13. None of the Guarantors is a “Restricted Subsidiary” as defined under (i) that certain Indenture, dated as of November 1, 1991, between the Company and U.S. Bank Trust National Association (successor to Continental Bank, National Association), as trustee, as amended, modified or otherwise supplemented as of the date hereof; (ii) that certain Indenture, dated as of November 1, 2000, between the Company and The Bank of New York, as trustee, as amended, modified or otherwise supplemented as of the date hereof; (iii) that certain Indenture, dated as of August 1, 2006, between the Company and Deutsche Bank Trust Company Americas, as trustee, as amended, modified or otherwise supplemented as of the date hereof; and (iv) Indenture, dated as of March 22, 2010, among the Company, Wilmington Trust FSB, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authentication agent.
     14. None of the California Guarantors is and, immediately after giving effect to the issuance and sale of the Securities, none of the California Guarantors will be, an “investment company” as defined in the Investment Company Act of 1940, as amended, required to register under such act.
          Our opinion in paragraph 3 above as to the enforceability of the Loan Documents is subject to:
(i) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own negligence, willful misconduct or unlawful conduct;

April 16, 2010 — Page 8
(ii) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law;
(iii) the unenforceability under certain circumstances of provisions appointing one party as attorney-in-fact or trustee for an adverse party or provisions for the appointment of a receiver; and
(iv) the unenforceability under certain circumstances of choice of law provisions.
     We express no opinion as to the effect of non-compliance by you with any state or federal laws or regulations applicable to the transactions contemplated by the Loan Documents because of the nature of your business.
     We advise you that Section 6.09 of the Security and Guarantee Agreement (and any similar provision of any other Loan Document), which provides for non-exclusive jurisdiction of the courts of the State of New York and federal courts sitting in the State, may not be binding on the courts in the forums selected or excluded.
     Our opinion in paragraph 3 is subject to the qualification that certain rights, remedies, waivers and other provisions of the Loan Documents may not be enforceable, but such unenforceability will not, subject to the other exceptions, qualifications and limitations set forth herein, render any Loan Document invalid as a whole or substantially interfere with the substantial realization of the principal benefits or security, or both, that such Loan Document purports to provide (except for the economic consequences of procedural or other delay).
     We express no opinion as to any provision of the Loan Documents insofar as such Loan Document purports to grant a right of setoff in respect of any Loan Party’s assets to any person other than a creditor of such Loan Party.
     We express no opinion regarding any provision of the Security and Guarantee Agreement that purports to permit the Collateral Agent or any other person to sell or otherwise dispose of any Collateral subject thereto except in compliance with the Code, any other applicable federal and state laws and any agreement governing such Collateral, or to impose on the Collateral Agent standards of care of Collateral in the Collateral Agent’s possession other than as provided in Section 9-207 of the Code. We advise you that federal and state securities laws may limit the right to transfer or dispose of Collateral that may constitute securities under such laws.
     For purposes of the opinions expressed in paragraphs 4, 6 and 8, we have assumed that the Company will not in the future take any discretionary action (including a decision not to act) permitted by the Credit Agreement, the Amendment or the New Notes that would cause the performance of the Credit Agreement or the Amendment or the Company’s obligations under the New Notes to violate any California, New York or federal law, constitute a violation or breach of or default under any of the agreements, orders, judgments or decrees referred to in paragraph 4

[ILLIGIBLE]

April 16, 2010 — Page 9
or require an order, consent, permit or approval to be obtained from a California, New York or federal governmental authority.
     For purposes of the opinions expressed in paragraphs 5, 7 and 9, we have assumed that no Guarantor will in the future take any discretionary action (including a decision not to act) permitted by the Security and Guarantee Agreement that would cause the performance of the Security and Guarantee Agreement to violate any California, New York or law, constitute a violation or breach of or default under any of the agreements, orders, judgments or decrees referred to in paragraph 5 or require an order, consent, permit or approval to be obtained from a California, New York or federal governmental authority.
     With your permission, we do not purport to be an expert as to, nor do we express any opinion with respect to the opinions, assumptions and other matters set forth in the Supporting Opinions.
          We express no opinion concerning (i) federal or state securities laws or regulations (except with respect to our opinion in paragraph 14), (ii) federal or state antitrust, unfair competition or trade practice laws or regulations, (iii) pension and employee benefit laws and regulations, (iv) any customs, international trade or other laws relating to the possession, import, export, use, operation, maintenance, repair or replacement of or the nature of any equipment, or any interest therein, (v) federal or state laws relating to aviation, banking, communications, customs, insurance, international trade, public utilities, or taxation, (vi) compliance with fiduciary requirements, (vii) federal or state environmental laws and regulations, (viii) federal or state land use or subdivision laws or regulations, (ix) the Trading with the Enemy Act, as amended, the foreign assets control regulations of the United States Treasury Department, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended, Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, as amended, and any enabling legislation, rules, regulations or executive orders relating thereto, or (x) federal or state laws and regulations concerning filing requirements, other than requirements applicable to charter-related documents.
          The law covered by this opinion is limited to the present federal law of the United States, for purposes of paragraphs 1, 2, 4-9 and 11, the present laws of the State of California, for purposes of our opinion in paragraph 11 only, the DCUCC, and for the purposes of paragraphs 3-10 and 12-13, the present laws of the State of New York. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.
          Our opinions in paragraphs 10, 11 and 12 are limited to Article 9 of the Code and do not address (A) laws of jurisdictions other than New York (and as to our opinion in paragraph 11 only, the CUCC and the DCUCC, as applicable), (B) collateral not subject to

April 16, 2010 — Page 10
Article 9 of the Code (including by reason of Section 9-109(c) or (d) thereof), or (C) under Sections 9-301 through 9-306 of the Uniform Commercial Code as in effect in any jurisdiction, or otherwise, what law governs the perfection of the security interests granted in the collateral covered by those opinion paragraphs.
          We express no opinion with respect to (i) the priority of any security interest and (ii) Collateral consisting of real property, copyrights, farm products, consumer goods, as-extracted collateral, commercial tort claims, cooperative interests (as such terms are defined in the Code) and timber to be cut.
          In rendering the opinions in paragraphs 10, 11 and 12, we have assumed that:
(i)	each Guarantor has, or will have at the relevant time, rights in the Collateral in which such Guarantor has granted a security interest to the Collateral Agent within the meaning of 9-203(b)(2) of the Code at all times relevant to this opinion;

(ii)	the Collateral does not include any Aircraft, Engines, or Parts (as such terms are defined in the FAA Act), or Aircraft Objects (as defined in the Cape Town Convention), or leases thereof or other interests therein;

(iii)	the chief executive office of Irish Parent Holdco is not located in a jurisdiction whose law generally requires information concerning the existence of a no possessory security interest to be made generally available in a filing, recording, or registration system as a condition or result of the security interest’s obtaining priority over the rights of a lien creditor with respect to the Collateral; and

(iv)	neither the Agent nor the 2012 Banks have notice of any adverse claims to the Certificated Securities referred to in paragraph 12.
          We advise you that:
(i)	we have not made or undertaken to make any investigation as to the existence of or state of title to the Collateral (as defined in the Security and Guarantee Agreement) and we express no opinion as to the existence, condition, or location of the Collateral; and

(ii)	our opinion in paragraph 11 with respect to the District of Columbia is based solely upon a review of Sections 9-301, 9-307, 9-308, 9-310, 9-312, 9-501, 9-502, 9-503, 9-504, and 9-509 of the DCUCC as set forth in the CCH Transactions Guide, and excludes any review of official decisions interpreting these sections or any other review.

April 16, 2010 — Page 11
          This opinion is furnished by us as special counsel for the Loan Parties and may be relied upon by you only in connection with the Loan Documents. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. You may, however, deliver a copy of this opinion to your accountants, attorneys, and other professional advisors, to governmental regulatory agencies having jurisdiction over you and to assignees of the Loans permitted under Section 13.4 of the Credit Agreement. At your request, we hereby consent to reliance on this opinion by such assignees to the same extent as the addressees hereof as if this opinion were addressed and had been delivered to them on the date of this opinion, on the condition and understanding that (i) we assume no responsibility or obligation to consider the applicability or correctness of this opinion to any person other than the addressee(s) and (ii) any such reliance by a future assignee and by the Agent on behalf of such future assignee must be actual and reasonable under the circumstances existing at the time of assignment. This opinion is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. This letter speaks only as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to our attention, or any future changes in laws.

Respectfully submitted,

Schedule A
Citicorp USA, Inc.
Bank of America, N.A., as successor by merger to Merrill Lynch Bank USA
Bank of America, N.A.
Lloyds TSB Bank PLC
Bank of Scotland PLC (formerly The Governor and Company of the Bank of Scotland)
Credit Suisse AG, Cayman Islands Branch FKA Credit Suisse, Cayman Islands Branch
HSBC Bank (USA), N.A.
JPMorgan Chase Bank, N.A.
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
Barclays Bank PLC
BNP Paribas
Deutsche Bank AG New York Branch
Woodlands Commercial Bank f/k/a Lehman Brothers Commercial Bank
UBS AG, Stamford Branch
Wells Fargo Bank, N.A.
The Bank of Nova Scotia
Sumitomo Mitsui Banking Corporation
Royal Bank of Canada
Australia and New Zealand Banking Group Limited
Morgan Stanley Bank, N.A.
Toronto Dominion (Texas) LLC
Westpac Banking Corporation
BMO Capital Markets Financing, Inc.
The Bank of New York Mellon
Mizuho Corporate Bank, Ltd.
Standard Chartered Bank
Intesa Sanpaolo S.p.A.

Annex A
See attached.
ILFC Amendment No. 1 to 2011 Facility

EXHIBIT M

FORM OF REQUIRED COLLATERAL DETERMINATION CERTIFICATE

See Attached
ILFC Amendment No. 1 to 2011 Facility

EXHIBIT M
[FORM OF] REQUIRED COLLATERAL DETERMINATION CERTIFICATE
INTERNATIONAL LEASE FINANCE CORPORATION
                     __, 20__
     This Required Collateral Determination Certificate is delivered pursuant to Section [9.1.3][9.16(a)][9.18(b)][9.19] of that certain Credit Agreement, dated as of October 13, 2006, as amended by Amendment No. 1, dated as of April 16, 2010 (as further amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, a California corporation (the “Company”), the financial institutions party thereto from time to time (the “Banks”), and Citicorp USA, Inc., as administrative agent and collateral agent for the Banks (in such capacity, the “Agent”). Capitalized terms used and not defined herein have the meanings given to such terms in the Credit Agreement.
     The undersigned hereby certifies in his/her capacity as [Chief Financial Officer] [Treasurer] [Controller] of the Company and not in his/her individual capacity, that:
(i)	The Required Collateral Determination Date is ___, 20___;

(ii)	The aggregate outstanding principal amount of the 2012 Committed Loans as of the Required Collateral Determination Date is $ . For the avoidance of doubt, any payment or prepayment of the 2012 Committed Loans on or before the Required Collateral Determination Date has been taken into account;

(iii)	The Required Collateral Amount for such Required Collateral Determination Date is the amount listed in clause (ii) above multiplied by 4/3, which is $ [and the Minimum Required Collateral Amount for such Required Collateral Determination Date is [33.33%][66.66%] of the Required Collateral Amount, which is $ ];

(iv)	The Aggregate Collateral Value as of such Required Collateral Determination Date is $[ ];

(v)	The Aggregate Collateral Value [is][is not] greater than or equal to the [Minimum] Required Collateral Amount;

[(vi) The Company will, within [65][95] days (or such longer period of time, up to 25 days, which is reasonably acceptable to the Collateral Agent) following the delivery of this Required Collateral Determination Certificate,
ILFC Amendment No. 1 to 2011 Facility

designate by a supplement to Schedule 9.18 delivered to Agent [additional Eligible Aircraft][a Replacement Aircraft] and such other documents required to be delivered to Agent pursuant to Section [9.18(b)][9.19] of the Credit Agreement;]

[(vi) The Company will, within three Business Days following the delivery of this Required Collateral Determination Certificate, Cash Collateralize the 2012 Committed Loans in an amount equal to the difference between the Minimum Required Collateral Amount set forth in clause (iii) above and the Aggregate Collateral Value set forth in clause (iv) above, which is $[ ];]

[(vi) The Company will ratably prepay [all of the Committed Loans][a portion of the Committed Loans in the amount of $ ] within the expiration of the time period provided in Section [9.18(b)][9.19][13.8(a)(iv)] of the Credit Agreement;]

([vi][vii]) Set forth on Annex I attached hereto is a complete list of all Eligible Aircraft as of such Required Collateral Determination Date (which list shall replace any previously delivered Schedule 9.18 upon delivery of this Required Collateral Determination Certificate), together with computations of the Aircraft Value with respect to each such Eligible Aircraft based on the Appraisal Reports most recently delivered (or required to be delivered), and an Appraisal Report of any additional Eligible Aircraft or any Replacement Aircraft added to the list of Eligible Aircraft since the immediately preceding Required Collateral Determination Date.
ILFC Amendment No. 1 to 2011 Facility

     IN WITNESS WHEREOF, the undersigned [Chief Financial Officer] [Treasurer] [Controller] of the Company has signed this Required Collateral Determination Certificate as of the date first written above.

By:
Name:
Title:

ILFC Amendment No. 1 to 2011 Facility

ANNEX I
SCHEDULE 9.18
ELIGIBLE AIRCRAFT
ILFC Amendment No. 1 to 2011 Facility